LEASE AGREEMENT


                                     between


                         NL VENTURES IV CENTURION, L.P.

                                   as Landlord


                                       and


                                SUPERSTOCK, INC.

                                    as Tenant

                                TABLE OF CONTENTS

                                                                            PAGE
                                    ARTICLE I

Section 1.01    Lease of Premises; Title and Condition.........................1
Section 1.02    Use............................................................2
Section 1.03    Term...........................................................2
Section 1.04    Options To Extend the Term.....................................2
Section 1.05    Rent...........................................................3

                                   ARTICLE II

Section 2.01    Maintenance and Repair.........................................3
Section 2.02    Alterations, Replacements and Additions........................4

                                   ARTICLE III

Section 3.01    Severable Property; Waiver of Statutory Landlord's Lien........5
Section 3.02    Removal........................................................5

                                   ARTICLE IV

Section 4.01    Tenant's Assignment and Subletting.............................6
Section 4.02    Assignment/Subletting Exceptions...............................6
Section 4.03    Transfer or Pledge by Landlord.................................8

                                    ARTICLE V

Section 5.01    Net Lease......................................................8
Section 5.02    Taxes and Assessments; Compliance With Law.....................9
Section 5.03    Liens.........................................................10
Section 5.04    Indemnification...............................................11
Section 5.05    Permitted Contests............................................13
Section 5.06    Environmental Compliance......................................14

                                   ARTICLE VI

Section 6.01    Procedure Upon Purchase.......................................16

                                TABLE OF CONTENTS
                                  (continued)
                                                                            PAGE

Section 6.02    Condemnation and Casualty.....................................17
Section 6.03    Insurance.....................................................19

                                   ARTICLE VII

Section 7.01    Conditional Limitations; Default Provisions...................21
Section 7.02    Bankruptcy or Insolvency......................................25
Section 7.03    Additional Rights of Landlord.................................25

                                  ARTICLE VIII

Section 8.01    Notices and Other Instruments.................................26
Section 8.02    Estoppel Certificates; Financial Information..................27

                                   ARTICLE IX

Section 9.01    No Merger.....................................................29
Section 9.02    Surrender.....................................................29
Section 9.03    Separability; Binding Effect; Governing Law...................29
Section 9.04    Table of Contents and Headings; Internal References...........29
Section 9.05    Counterparts..................................................29
Section 9.06    Landlord's Liability..........................................30
Section 9.07    Amendments and Modifications..................................30
Section 9.08    Additional Rent...............................................30
Section 9.09    Consent of Landlord...........................................30
Section 9.10    Quiet Enjoyment...............................................30
Section 9.11    Holding Over..................................................30
Section 9.12    Financing.....................................................31
Section 9.13    Subordination, Non-Disturbance and Attornment.................31
Section 9.14    Disclaimer of Purchase Rights.................................31
Section 9.15    Security Deposit..............................................31
Section 9.16    Guaranty......................................................32
Section 9.17    Tenant's Financial Covenants and Release of Security Deposit..32

                                TABLE OF CONTENTS
                                  (continued)
                                                                            PAGE

Section 9.18    Fair Market Value.............................................32
Section 9.19    Short Form Memorandum of Lease................................34
Section 9.20    Limitation on Damages.........................................34
Section 9.21    Right of First Offer..........................................34
Section 9.22    Radon Gas Disclosure..........................................34
Section 9.23    Landlord's Entry onto Premises................................34

                                 LEASE AGREEMENT

           THIS LEASE AGREEMENT (this "Lease") dated as of June 30, 2004, is made and entered into between NL VENTURES IV CENTURION, L.P., a Texas limited partnership ("Landlord"), and SUPERSTOCK, INC., a Florida corporation ("Tenant").

                                   ARTICLE I

           SECTION 1.01. LEASE OF PREMISES; TITLE AND CONDITION. Upon and subject to the terms and conditions herein specified, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the premises (the "Premises") consisting of:

               (a) that parcel of land more particularly described in Exhibit A attached hereto and made a part hereof for all purposes, having an address at 7660 Centurion Parkway, Jacksonville, Florida, together with all of Landlord's right, title and interest, if any, in and to all easements, rights-of-way, appurtenances and other rights and benefits associated with such parcel of land and to all public or private streets, roads, avenues, alleys or passways, open or proposed, on or abutting such parcel of land (collectively, the "Land"); and

               (b) all of the buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter in, on, over and under the Land and all plumbing, gas, electrical, ventilating, lighting and other utility systems, ducts, hot water heaters, oil burners, domestic water systems, elevators, escalators, canopies, air conditioning systems and all other building systems and fixtures attached to or comprising a part of the buildings, including, but not limited to, all other building systems and fixtures necessary to the operation of the buildings, but excluding all personal property now or hereafter belonging to Tenant and Severable Property (as defined in Section 3.01 hereof) (collectively, the "Improvements").

           The Premises are leased to Tenant in their present condition without representation or warranty by Landlord and subject to all applicable Legal Requirements (as defined in Section 5.02(b)) now or hereafter in effect and to Permitted Exceptions listed in Exhibit B attached hereto and made a part hereof for all purposes. Tenant has examined the Premises and title to the Premises and has found all of the same satisfactory for all purposes. LANDLORD LEASES AND WILL LEASE AND TENANT TAKES AND WILL TAKE THE PREMISES AS IS. TENANT ACKNOWLEDGES THAT LANDLORD (WHETHER ACTING AS LANDLORD HEREUNDER OR IN ANY OTHER CAPACITY) HAS NOT MADE NOR SHALL LANDLORD BE DEEMED TO HAVE MADE, ANY WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT TO ANY OF THE PREMISES, INCLUDING ANY WARRANTY OR REPRESENTATION AS TO (i) ITS FITNESS, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE, (ii) THE QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, (iii) THE EXISTENCE OF ANY DEFECT, LATENT OR PATENT, (iv) LANDLORD'S TITLE THERETO, (v) VALUE, (vi) COMPLIANCE WITH SPECIFICATIONS, (vii) LOCATION, (viii) USE, (ix) CONDITION, (x) MERCHANTABILITY, (xi) QUALITY, (xii) DESCRIPTION, (xiii) DURABILITY, (xiv) OPERATION, (xv) THE EXISTENCE OF ANY HAZARDOUS SUBSTANCE, HAZARDOUS CONDITION OR HAZARDOUS ACTIVITY OR (xvi)

COMPLIANCE OF THE PREMISES WITH ANY LAW; AND ALL RISKS INCIDENT THERETO ARE TO BE BORNE BY TENANT. TENANT ACKNOWLEDGES THAT THE PREMISES IS OF ITS SELECTION AND TO ITS SPECIFICATIONS AND THAT THE PREMISES HAS BEEN INSPECTED BY TENANT AND IS SATISFACTORY TO IT. IN THE EVENT OF ANY DEFECT OR DEFICIENCY IN ANY OF THE PREMISES OF ANY NATURE, WHETHER LATENT OR PATENT, LANDLORD SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY WITH RESPECT THERETO OR FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING STRICT LIABILITY IN TORT). The provisions of this paragraph have been negotiated and are intended to be a complete exclusion and negation of any warranty by Landlord, express or implied, with respect to any of the Premises, arising pursuant to the Uniform Commercial Code or any other law now or hereafter in effect or arising otherwise.

           SECTION 1.02. USE. Tenant may use the Premises for general business office purposes and uses ancillary thereto and for any other lawful purpose allowed under current zoning requirements and for no other purpose without the prior written consent of Landlord. Tenant shall not knowingly use or occupy or permit any of the Premises to be used or occupied, nor knowingly do or permit anything to be done in or on any of the Premises, in a manner which would (i) make void or voidable or cause any insurer to cancel any insurance required by this Lease, or make it impossible to obtain any such insurance at commercially reasonable rates, (ii) make void or voidable, cancel or cause to be canceled or release any warranty, guaranty or indemnity running to the benefit of the Premises or the Landlord, (iii) cause structural injury to any of the Improvements, or (iv) constitute a public or private nuisance or waste.

           SECTION 1.03. TERM. This Lease shall be for an Interim Term, if any, beginning as of the date hereof and ending at midnight on the last day of the month including the date hereof and a Primary Term of twenty (20) years beginning on July 1, 2004, and ending at midnight on June 30, 2024. The time period during which this Lease shall actually be in effect, including the Interim Term, the Primary Term and any Extended Term (as defined in Section 1.04) for which the right to extend is exercised, as any of the same may be terminated prior to their scheduled expiration pursuant to the provisions hereof, is sometimes referred to herein as the "Term" or "Lease Term."

           SECTION 1.04. OPTIONS TO EXTEND THE TERM. Unless an Event of Default (as defined herein) has occurred and is continuing at the time any option is exercised, Tenant shall have the right and option to extend the Lease Term for two (2) additional periods of five (5) years each, each commencing at midnight on the day on which the then existing term of this Lease expires (an "Extended Term"), unless this Lease shall expire or be terminated pursuant to any provision hereof. Tenant shall exercise its option to extend the Lease Term for each of the Extended Terms by giving written notice of intent to Landlord at any time not more than 36 or less than 24 months prior to the expiration of the then existing Term or Extended Term. Upon the request of Landlord or Tenant, the parties hereto will, at the expense of Tenant, execute and exchange an instrument in recordable form setting forth the extension of the Lease Term in accordance with this Section 1.04. If Tenant timely and properly exercises the foregoing option(s), the Basic Rent due shall be set forth in Exhibit C and all other terms and conditions of this Lease shall be applicable.

           SECTION 1.05. RENT.

               (a) During the Term, Tenant shall pay to Landlord the amounts set forth in Exhibit C as monthly basic rent for the Premises ("Basic Rent"). Tenant shall pay Basic Rent to Landlord (or to Landlord's Mortgagee, upon Landlord's request) by wire transfer, in immediately available funds, as follows:

             Bank: Mellon Bank Pittsburgh, PA

             ABA Routing #: 043 000 261

             Account Number: 101-1730

             Account Name: Merrill Lynch

             For further credit to: Account No. 586-07125, Account Name: NL Ventures IV Centurion, L.P.

             Merrill Lynch contact: Susan West @ 972-980-8675,

or at such other address or to such other person as Landlord from time to time may designate and in such proportions as Landlord may designate. In no event may there be more than three (3) designees at any one time. Landlord shall give Tenant not less than 15 days' prior written notice of any change in the address to which such payments are to be made. If the party entitled to receive Basic Rent or such party's address shall change, Tenant may, until receipt of notice of such change from the party entitled to receive Basic Rent immediately preceding such change, continue to pay Basic Rent and additional charges to the party to which, and in the manner in which, the preceding installment of Basic Rent or additional charges, as the case may be, was paid. All installments of Basic Rent shall be paid in advance on the first day of each month, except for any Basic Rent due for the rental of the Premises during the Interim Term which shall be payable in advance on or before the date hereof. Any rental payment made in respect of a period which is less than one month shall be prorated by multiplying the then applicable monthly rental by a fraction the numerator of which is the number of days in such month with respect to which rent is being paid and the denominator of which is the total number of days in such month. Tenant shall perform all its obligations under this Lease at its sole cost and expense, and shall pay all Basic Rent, and recurring additional charges when due and payable, without notice or demand.

                                   ARTICLE II

           SECTION 2.01. MAINTENANCE AND REPAIR.

               (a) Tenant acknowledges that it has received the Premises in the condition disclosed in the Property Condition Assessment of SuperStock Building, prepared by Aaron & Wright Technical Services Incorporated and dated May 12, 2004. Tenant, at its own expense, agrees to repair, replace or install a new roof (but not, unless necessary, the structural elements thereof) during the Term in compliance with the terms of Section 2.02 hereof such that the repaired, replaced or new roof shall have a transferable warranty customary for the industry with a minimum duration of twenty (20) years. Tenant, at its own expense and subject to Casualty, Condemnation and reasonable wear and tear, will maintain all parts of the Premises in good order, repair, appearance and condition and will take all action and will make all structural and nonstructural, foreseen and unforeseen and ordinary and extraordinary changes and repairs which may be required to keep all parts of the Premises in good order, repair, appearance and condition (including, but not limited to, all painting, glass, utilities, conduits, fixtures and equipment, foundation, roof, exterior walls, heating and air conditioning systems, wiring, plumbing, sprinkler systems and other utilities, and all paving, sidewalks, roads, parking areas, curbs and gutters and fences). Landlord, its contractors, subcontractors, servants, employees and agents, shall have the right to enter upon the Premises to inspect same to ensure that all parts of the Premises are maintained as required by this Lease, and Tenant shall not be entitled to any abatement or reduction in rent by reason thereof. Landlord shall not be required to maintain, repair or rebuild all or any part of the Premises, and Tenant waives the right to require Landlord to maintain, repair or rebuild all or any part of the Premises or make repairs at the expense of Landlord pursuant to any Legal Requirement, agreement, contract, covenant, condition or restrictions at any time.

(b) If all or any part of the Improvements shall encroach upon any property, street or right-of-way adjoining or adjacent to the Premises, or shall violate the agreements or conditions affecting the Premises or any part thereof, or shall hinder, obstruct or impair any easement or right-of-way to which the Premises are subject, then, promptly after written request of Landlord (unless such encroachment, violation, hindrance, obstruction or impairment is immaterial or a Permitted Exception) or of any person so affected, Tenant shall, at its expense, either (i) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting therefrom or (ii) if Landlord consents thereto (to the extent such consent is required by this Lease), make such changes, including alteration or removal, to the Improvements and take such other action as shall be necessary to remove or eliminate such encroachments, violations, hindrances, obstructions or impairments. To the extent any easements are, in Landlord's good faith judgment, necessary for Tenant's use and occupancy of the Premises as contemplated by this Lease, upon Tenant's written request, Landlord will execute such easements and cause Landlord's Mortgagee to subordinate thereto.

           SECTION 2.02. ALTERATIONS, REPLACEMENTS AND ADDITIONS.

               (a) Tenant may, at its expense, make additions to and alterations of the Improvements, and construct additional Improvements, provided that:

                  (i) the fair market value, the utility, the square footage or the useful life of the Premises shall not be lessened thereby,

                  (ii) such work shall be expeditiously completed in a good and workmanlike manner and in compliance with all applicable Legal Requirements and the requirements of all insurance policies required to be maintained by Tenant hereunder,

                  (iii) if the anticipated cost of any structural alteration is more than $50,000, Tenant shall have obtained Landlord's consent, which shall not be unreasonably withheld, conditioned or delayed,

                  (iv) if the anticipated cost of any structural alterations is more than $250,000, and Landlord consents thereto, then Tenant shall furnish Landlord with such surety bonds or other security reasonably acceptable to Landlord (but in no event greater than the cost of such alterations or demolitions),

                  (v) structural alterations costing less than $50,000 and any cosmetic, interior or nonstructural alterations (including demolition or construction of interior demising walls that are non-structural and non load-bearing) shall not require consent from Landlord, and

                  (vi) no Event of Default exists.

               (b) All additions and alterations of the Premises, without consideration by Landlord, shall be and remain part of the Premises (not subject to removal upon termination) and the property of Landlord and shall be subject to this Lease, but this provision shall not be applicable to Tenant's moveable personal property or trade fixtures. To the extent that Landlord shall fail to respond to any request for consent by Tenant pursuant to this Section 2.02 within 15 days after receipt of such request, Tenant may make a second request for consent. If such second request states on its face that the consent of Landlord will be deemed given if not responded to within 15 days after receipt of such second request, Landlord's consent will be deemed given 15 days after Landlord receives such second request. Landlord shall reasonably cooperate with Tenant's alteration projects, including execution of necessary applications as landowner so long as such acts do not increase Landlord's liability.

                                  ARTICLE III

           SECTION 3.01. SEVERABLE PROPERTY; WAIVER OF STATUTORY LANDLORD'S LIEN. Tenant may, at its expense, install, assemble or place on the Premises and remove and substitute any items of machinery, equipment, furniture, furnishings or other personal property used or useful in Tenant's business and trade fixtures including those described in Exhibit D attached hereto and made a part hereof for all purposes (collectively, the "Severable Property"), and title to same shall remain in Tenant. Upon the written request of Tenant, Landlord will confirm in writing that is does not own or claim any interest in the Severable Property or Landlord will execute reasonable waiver or subordination agreements with Tenant's lenders in a form reasonably agreeable to Landlord. Landlord hereby waives any rights it may have for liens on the Severable Property under
Section 83.08 of the Florida Statutes (2003).

           SECTION 3.02. REMOVAL. Tenant may remove the Severable Property at any time during the Lease Term. Any of Tenant's Severable Property not removed by Tenant prior to the expiration of the Lease or 30 days after an earlier termination shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without obligation to account therefor. Tenant will repair at its expense all damage to the Premises necessarily caused by the removal of Tenant's Severable Property, whether effected by Tenant or by Landlord. This Article III will also apply equally to any approved or permitted sublessee hereunder.

                                   ARTICLE IV

           SECTION 4.01. TENANT'S ASSIGNMENT AND SUBLETTING. Tenant may, for its own account, assign this Lease or sublet the use of all or any part of the Premises for the Interim Term, the Primary Term, or any Extended Term (if such extension is properly exercised hereunder) of this Lease so long as no Event of Default shall exist hereunder at the time of such assignment or sublease and Tenant shall have obtained Landlord's prior written consent to such assignment or sublease. Landlord's determination as to whether or not to consent to any proposed assignment or sublease will be made in Landlord's commercially reasonable discretion taking into account, among other factors, the following:
(i) the business reputation and credit-worthiness of the proposed subtenant or assignee, (ii) the intended use of the Premises by the proposed subtenant or assignee, (iii) the nature of the business conducted by such subtenant or assignee and whether such business would be deleterious to the condition or reputation of the Premises or Landlord, (iv) the estimated pedestrian and vehicular traffic in and about the Premises that would be generated by the proposed subtenant or assignee, and (v) whether the proposed subtenant or assignee is a department, representative, agency or instrumentality of any governmental body, foreign or domestic. Regardless of whether Landlord's consent is required, each such assignment or sublease shall expressly be made subject to the provisions hereof, and each approved or permitted assignee or sublessee shall have the same rights as Tenant hereunder to further sublet or assign. No such assignment or sublease shall modify or limit any right or power of Landlord hereunder or affect or reduce any obligation of Tenant hereunder, and all such obligations shall be those of Tenant and shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no subletting or assignment had been made, such liability of the Tenant named herein to continue notwithstanding any subsequent modifications or amendments of this Lease; provided, however, that (other than with respect to any modifications required by law or on account of bankruptcy or insolvency) if any modification or amendment is made without the consent of Tenant named herein, such modification or amendment shall be ineffective as against Tenant named herein to the extent, and only to the extent, that the same shall increase the obligations of Tenant, it being expressly agreed that Tenant named herein shall remain liable to the full extent of this Lease as if such modification had not been made. Neither this Lease nor the Lease Term hereby demised shall be mortgaged by Tenant, nor shall Tenant mortgage or pledge its interest in any sublease of the Premises or the rentals payable thereunder. Any sublease made otherwise than as expressly permitted by Sections 4.01 and 4.02 and any assignment of Tenant's interest hereunder made otherwise than as expressly permitted by Sections 4.01 and 4.02 shall be void. Tenant shall, within 20 days after the execution of any assignment or sublease, deliver a conformed copy thereof to Landlord. Upon Tenant's request, Landlord agrees to enter into a recognition agreement with any approved or permitted sublessee in a form reasonably agreeable to Landlord. Upon Tenant's request, Landlord agrees to request that its mortgagee deliver a subordination and non-disturbance agreement to any sublessee.

           SECTION 4.02. ASSIGNMENT/SUBLETTING EXCEPTIONS. Notwithstanding the provisions of Section 4.01, Tenant shall not be required to obtain Landlord's consent for any sublease demising 7,500 square feet or more but one fourth or less of the net rentable area of the Improvements. Likewise, notwithstanding the provisions of Section 4.01, Tenant shall also have the right to assign its interest in this Lease or sublet all or any portion of the Premises at any time without the consent of Landlord or any Mortgagee of Landlord to (i) the surviving entity of any merger or consolidation between Tenant and its parent,
(ii) any Affiliate of Tenant, or (iii) to any person or entity who purchases substantially all of the assets of Tenant, so long as any proposed assignee or sublessee has a Tangible Net Worth (as defined in Section 9.17) equal to or greater than the greater of (a) the Tangible Net Worth of Tenant at such time, or (b) $6,000,000.00, as shown on such prospective assignee's or sublessee's balance sheet prepared in accordance with GAAP within three (3) months prior to such assignment or sublease. Provided, however, the exceptions afforded to Tenant above in this Section shall be conditioned on the following:

               (a) Tenant is not then in default beyond applicable notice and cure periods hereunder;

               (b) Landlord is provided a copy of such assignment or sublease;

               (c) Any subletting of the Premises shall be subject to the terms of this Lease and Tenant shall remain liable hereunder (except as provided in Section 4.02 (g) below), as same may be amended from time to time;

               (d) Each sublease permitted under this Section shall contain provisions to the effect that (i) such sublease is only for actual use and occupancy by the sublessee except for further approved or permitted assignees or sublessees; (ii) such sublease is subject and subordinate to all of the terms, covenants and conditions of this Lease and to all of the rights of Landlord hereunder; (iii) in the event this Lease shall terminate before the expiration of such sublease, the sublessee thereunder will, at Landlord's option, attorn to Landlord and waive any rights the sublessee may have to terminate the sublease or to surrender possession thereunder, as a result of the termination of this Lease, subject to any applicable recognition agreements; and (iv) the sublessee shall not knowingly at any time (a) cause any violation of Environmental Laws to occur or (b) permit any Person occupying the Premises through said sublessee to knowingly cause any violation of Environmental Laws to occur;

               (e) Tenant agrees to pay on behalf of Landlord any and all reasonable out-of-pocket costs of Landlord, including reasonable attorneys' fees paid or payable to outside counsel, occasioned by such subletting or assignment. Further, Tenant agrees that Landlord shall in no event be liable for any leasing commissions, finish-out costs, rent abatements or other costs, fees or expenses incurred by Tenant in subleasing or assigning or seeking to sublease or assign its leasehold interest in the Premises, and Tenant agrees to indemnify, defend and hold harmless Landlord and its partners, and their respective officers, directors, shareholders, agents, employees and representatives from, against and with respect to any and all such commissions, costs, fees and expenses;

               (f) Such assignee agrees in writing to honor and perform all of the obligations of Tenant hereunder arising from and after the date of such assignment; and

               (g) Landlord agrees to release Tenant and Guarantor from their respective obligations under the Lease and the Guaranty, never to reinstate such obligations, if such approved or permitted assignee has (i) an investment credit rating of BBB(-) or better, and (ii) has a Tangible Net Worth equal to or greater than $20,000,000.00, as shown on such prospective assignee's balance sheet prepared in accordance with GAAP within three (3) months prior to such release.

           For the purposes of this Section, "Affiliate" shall be defined as with respect to any Person, any other Person that, directly or indirectly, controls or is controlled by or is under common control with such Person, and shall include the spouse of any natural person, with the term "control" and any derivatives thereof meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.
"Person" shall mean an individual, partnership, association, corporation or other entity.

           SECTION 4.03. TRANSFER OR PLEDGE BY LANDLORD. Landlord shall be free to transfer its fee interest in the Premises or any part thereof or interest therein, subject, however, to the terms of this Lease. Notwithstanding the foregoing, Landlord agrees not to sell or transfer its fee interest in the Premises or any part thereof or interest therein to any entity that (i) is in Tenant's current field of business, or (ii) is a direct competitor of Tenant. Any such transfer shall relieve the transferor of all liability and obligation hereunder (to the extent of the interest transferred) accruing after the date of the transfer and any assignee shall be bound by the terms and provisions of this Lease. Landlord shall be free to pledge or mortgage its interest in the Premises and this Lease on the condition that either (i) this Lease shall be superior to such pledge or mortgage or (ii) if this Lease is to be subordinate to the mortgage of any Mortgagee of Landlord, Tenant receives a nondisturbance agreement reasonably acceptable to Tenant from the holder of such pledge or mortgage, so long as the same do not adversely affect any right, benefit or privilege of Tenant under this Lease or increase Tenant's obligations under this Lease.

                                   ARTICLE V

           SECTION 5.01. NET LEASE.

               (a) It is expressly understood and agreed by and between the parties that this Lease is an absolute net lease, and the Basic Rent and all other sums payable hereunder to or on behalf of Landlord shall be paid without notice or demand and without setoff, counterclaim, abatement, suspension, deduction or defense.

               (b) Except as otherwise expressly provided in the Lease, this Lease shall not terminate, nor shall Tenant have any right to terminate this Lease or be entitled to the abatement of any rent or any reduction thereof, nor shall the obligations hereunder of Tenant be otherwise affected, by reason of any damage to or destruction of all or any part of the Premises from whatever cause, the taking of the Premises or any portion thereof by condemnation or otherwise, the prohibition, limitation or restriction of Tenant's use of the Premises, any default on the part of Landlord, any latent or other defect in any of the Premises, the breach of any warranty of any seller or manufacturer of any of the Improvements or Severable Property, any violation of any provision of this Lease by Landlord, the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution or winding-up of, or other proceeding affecting Landlord, the exercise of any remedy, including foreclosure, under any mortgage or collateral assignment, any action with respect to this Lease (including the disaffirmance hereof) which may be taken by Landlord, any trustee, receiver or liquidator of Landlord or any court under the Federal Bankruptcy Code or otherwise, and market or economic changes, or interference with such use by any private person or corporation, or by reason of any eviction by paramount title resulting by a claim from Landlord's predecessor in title, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the rent and all other charges payable hereunder to or on behalf of Landlord shall continue to be payable in all events and the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall be terminated pursuant to an express provision of this Lease. Nothing contained in this Section 5.01 shall be deemed a waiver by Tenant of any rights that it may have to bring a separate action with respect to any default by Landlord hereunder or under any other agreement.

               (c) The obligations of Tenant hereunder shall be separate and independent covenants and agreements. Tenant covenants and agrees that it will remain obligated under this Lease in accordance with its terms, and that Tenant will not take any action to terminate, rescind or avoid this Lease, notwithstanding the bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Landlord or any assignee of Landlord in any such proceeding.

               (d) Except as otherwise expressly provided in the Lease, Tenant waives all rights now or hereafter conferred by law (i) to quit, terminate or surrender this Lease or the Premises or any part thereof or (ii) to any abatement, suspension, deferment or reduction of the rent, or any other sums payable hereunder to or on behalf of Landlord, regardless of whether such rights shall arise from any present or future constitution, statute or rule of law.

           SECTION 5.02. TAXES AND ASSESSMENTS; COMPLIANCE WITH LAW.

               (a) Tenant shall pay, prior to delinquency: (i) all taxes, assessments, levies, fees, water and sewer rents and charges and all other governmental charges, general and special, ordinary and extraordinary, foreseen and unforeseen, which are, at any time prior to or during the Term imposed or levied upon or assessed against or which arise with respect to (A) the Premises,
(B) any Basic Rent, additional rent or other sums payable hereunder, (C) this Lease or the leasehold estate hereby created or (D) the operation, possession or use of the Premises; (ii) all gross receipts or similar taxes (i.e., taxes based upon gross income which fail to take into account deductions with respect to depreciation, interest, taxes or ordinary and necessary business expenses, in each case relating to the Premises) imposed or levied upon, assessed against or measured by any Basic Rent, additional rent or other sums payable hereunder;
(iii) all sales, value added, ad valorem, use and similar taxes at any time levied, assessed or payable on account of the leasing, operation, possession or use of the Premises; and (iv) all charges of utilities, communications and similar services serving the Premises. Notwithstanding the foregoing, Tenant shall not be required to pay any franchise, estate, inheritance, transfer, income, capital gains or similar tax of or on Landlord unless and then only to the extent such tax is imposed, levied or assessed in substitution for any other tax, assessment, charge or levy which Tenant is required to pay pursuant to this
Section 5.02(a); provided, however, that if, at any time during the Lease Term, the method of taxation shall be such that there shall be assessed, levied, charged or imposed on Landlord a capital levy or other tax directly on the rents received therefrom, or upon the value of the Premises or any present or future improvement or improvements on the Premises, then all such levies and taxes or the part thereof so measured or based shall be payable by Tenant, and Tenant shall pay and discharge the same as herein provided. Tenant will furnish to Landlord, promptly after request therefor, proof of payment of all items referred to above which are payable by Tenant. If any such assessment may legally be paid in installments, Tenant may pay such assessment in installments; in such event, Tenant shall be liable only for installments which become due and payable with respect to any tax period occurring in whole or in part during the Lease Term hereof; provided, however, that all amounts referred to in this
Section 5.02(a) for the fiscal or tax year in which the Lease Term shall expire shall be apportioned so that Tenant shall pay those portions thereof which correspond with the portion of such year as are within the Lease Term hereby demised.

               (b) Tenant shall comply with and cause the Premises to comply with and shall assume all obligations and liabilities with respect to (i) all laws, ordinances and regulations and other governmental rules, orders and determinations presently in effect or hereafter enacted, made or issued, whether or not presently contemplated (collectively, "Legal Requirements"), as applied to the Premises or the ownership, operation, use or possession thereof and (ii) all contracts, insurance policies (including, without limitation, to the extent necessary to prevent cancellation thereof and to insure full payment of any claims made under such policies), agreements, covenants, conditions and restrictions now or hereafter applicable to the Premises or the ownership, operation, use or possession thereof (other than covenants, conditions and restrictions imposed by Landlord subsequent to the date of this Lease without the consent of Tenant and nothing in this Lease shall be construed as Tenant's consent or obligate Tenant to deliver any such consent), including, but not limited to, all such Legal Requirements, contracts, agreements, covenants, conditions and restrictions which require structural, unforeseen or extraordinary changes; provided, however, that, with respect to any of the obligations of Tenant in clause (ii) above which are not now in existence, Tenant shall not be required to so comply unless Tenant is either a party thereto or has given its written consent thereto, or unless the same is occasioned by Legal Requirements or Tenant's default (including any failure or omission by Tenant) under this Lease. Nothing in clause (ii) of the immediately preceding sentence or the following sentence shall modify the obligations of Tenant under Section 5.04 of this Lease.

               (c) So long as Tenant's Tangible Net Worth is less than $6,000,000.00, if required by Landlord's Mortgagee at any time during the Term, or if an Event of Default should occur and be continuing and Landlord shall make such request, Tenant shall, in addition to and concurrently with the payment of Basic Rent as required in subsection 1.05(a) hereof, pay one-twelfth of the amount (as reasonably estimated by Landlord or Landlord's Mortgagee) of the annual taxes and assessments described in subsection 5.02(a) hereof and the annual premiums for insurance required in Section 6.03 hereof next becoming due and payable with respect to the Premises. Tenant shall also pay to Landlord on demand therefor the amount by which the actual taxes and assessments and insurance premiums exceed the payment by Tenant required in this subsection.

Landlord shall timely apply the escrowed funds to the payment of such charges in such order or priority as Landlord shall reasonably determine or as required by applicable law.

           SECTION 5.03. LIENS.

               (a) Tenant will remove and discharge any charge, lien, security interest or encumbrance upon the Premises or upon any Basic Rent, additional rent or other sums payable hereunder which arises for any reason, including, without limitation, all liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Premises or by reason of unpaid claims for labor or materials furnished or claimed to have been furnished to Tenant or for the Premises, but not including (i) the liens and encumbrances set forth in Exhibit B, (ii) this Lease and any assignment hereof or any sublease permitted hereunder and (iii) any mortgage, charge, lien, security interest or encumbrance created or caused by or through Landlord or its agents, employees or representatives. Tenant may provide a bond or other security reasonable acceptable to Landlord (but in no event greater in amount than the amount of such encumbrance) to remove or pay all costs associated with the removal of any such lien, provided the conditions of Section 5.05 shall be satisfied. Nothing contained in this Lease shall be construed as constituting the consent or request of Landlord, express or implied, to or for the performance (on behalf of or for the benefit of Landlord) by any contractor, laborer, materialman or vendor, of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Premises or any part thereof. NOTICE IS HEREBY GIVEN THAT LANDLORD WILL NOT BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO TENANT, OR TO ANYONE HOLDING AN INTEREST IN THE PREMISES OR ANY PART THEREOF THROUGH OR UNDER TENANT, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF LANDLORD IN AND TO THE PREMISES UNLESS BY OR THROUGH LANDLORD OR ITS AGENTS, EMPLOYEES OR REPRESENTATIVES WITHOUT THE CONSENT OF TENANT.

               (b) In no event shall the interest of Landlord be subject to the liens for improvements made by Tenant, and this Lease expressly prohibits such liability. Pursuant to Section 713.10 Florida Statutes ("Florida Construction Lien Law"), this provision specifically provides that no interest of Landlord shall be subject to liens for improvements made by Tenant at Tenant's direction. This provision shall serve as notice to all potential construction lienors that Landlord shall not be liable for and the Premises shall not be subject to liens for work performed or materials supplied at Tenant's request or at the request of anyone claiming an interest through Tenant. Tenant shall provide notice to its contractors doing any work on the Premises of the existence of this provision in the Lease.

           SECTION 5.04. INDEMNIFICATION.

               (a) Except to the extent of the gross negligence or willful misconduct of any Indemnified Party (as defined herein), Tenant shall defend all actions against Landlord and any partner, officer, director, member, employee or shareholder of the foregoing (collectively, "Indemnified Parties"), with respect to, and shall pay, protect, indemnify and save harmless the Indemnified Parties from and against, any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature arising during the Term from (i) injury to or death of any person, or damage to or loss of property, on or about the Premises, or connected with the use, condition or occupancy of any thereof, (ii) use, act or omission of Tenant or its agents, contractors, licensees, sublessees or invitees and (iii) any contest referred to in Section 5.05 of this Lease. TENANT UNDERSTANDS AND AGREES THAT THE FOREGOING INDEMNIFICATION OBLIGATIONS OF TENANT ARE EXPRESSLY INTENDED TO AND SHALL INURE TO THE BENEFIT OF THE INDEMNIFIED PARTIES EVEN IF SOME OR ALL OF THE MATTERS FOR WHICH SUCH INDEMNIFICATION IS PROVIDED ARE CAUSED OR ALLEGED TO HAVE BEEN CAUSED BY THE SOLE SIMPLE, JOINT OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF ANY OF THE INDEMNIFIED PARTIES, BUT NOT TO THE EXTENT CAUSED BY THE INDEMNIFIED PARTIES' GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The obligations of Tenant under this Section 5.04 shall survive any termination, expiration, rejection in bankruptcy, or assumption in bankruptcy of this Lease.

               (b) The rights and obligations of Landlord and Tenant with respect to claims by Landlord against Tenant brought pursuant to this Section
5.04 and Section 5.06 shall be subject to the following conditions:

                  (i) If Landlord receives notice of the assertion of any claim in respect of which it intends to make an indemnification claim under this
Section 5.04 or Section 5.06, Landlord shall promptly provide written notice of such assertion to Tenant; provided that failure of Landlord to give Tenant prompt notice as provided herein shall not relieve Tenant of any of its obligations hereunder, except to the extent the Tenant is prejudiced by such failure. The notice shall describe in reasonable detail the nature of the claim and the basis for an indemnification claim under this Section 5.04 or Section 5.06, and shall be accompanied by all papers and documents which have been served upon Landlord and such other documents and information as may be appropriate to an understanding of such claim and the liability of Tenant to indemnify Landlord hereunder. Except as required by law, Landlord shall not answer or otherwise respond to such claim or take any other action which may prejudice the defense thereof unless and until Tenant has been given the opportunity to assume the defense thereof as required by this Section 5.04 and refused to do so.

                  (ii) Upon  receipt  of an  indemnification  notice  under this
Section 5.04, Tenant shall have the right, but not the obligation, to promptly assume and take exclusive control of the defense, negotiation and/or settlement of such claim. In the event of a conflict of interest or dispute or during the continuance of an Event of Default, Landlord shall have the right to select counsel to act as co-counsel with the counsel chosen by Tenant, and the reasonable cost of such counsel shall be paid by Tenant. The parties acknowledge that, with respect to claims for which insurance is available, the rights of the parties to select counsel for the defense of such claims shall be subject to such approval rights as the insurance company providing coverage may have.

                  (iii) The party controlling the defense of a claim shall keep the other party reasonably informed at all stages of the defense of such claim. The party not controlling the defense of any claim shall have the right, at its sole cost and expense, to participate in, but not control, the defense of any such claim. Each party shall reasonably cooperate with the other in the defense, negotiation and/or settlement of any such claim. In connection with any defense of a claim undertaken by Tenant, Landlord shall provide Tenant, and its counsel, accountants and other representatives, with reasonable access to relevant books and records and make available such personnel of Landlord as Tenant may reasonably request.

           SECTION 5.05. PERMITTED CONTESTS.

               (a) Tenant,  at its expense,  may contest,  by appropriate  legal proceedings conducted in good faith and with due diligence, any Legal Requirement with which Tenant is required to comply pursuant to this Lease, or the amount or validity or application, in whole or in part, of any tax, assessment or charge which Tenant is obligated to pay or any lien, encumbrance or charge not permitted by Sections 2.01, 2.02, 5.02(a), 5.03 and 6.02, provided that unless Tenant has already paid such tax, assessment or charge (i) the commencement of such proceedings shall suspend the enforcement or collection thereof against or from Landlord and against or from the Premises, (ii) neither the Premises nor any rent therefrom nor any part thereof or interest therein would be in any imminent danger of being sold, forfeited, attached or lost,
(iii) Tenant shall have furnished such security, if any, as may be required in the proceedings and as may be reasonably required by Landlord (which requirement Landlord agrees to waive if Tenant has a Tangible Net Worth equal to or greater than $6,000,000.00), and (iv) if such contest be finally resolved against Tenant, Tenant shall promptly pay the amount required to be paid, together with all interest and penalties accrued thereon. Landlord, at Tenant's expense, shall execute and deliver to Tenant such authorizations and other documents as reasonably may be required in any such contest. Tenant shall indemnify and save Landlord harmless against any cost or expense of any kind that may be imposed upon Landlord in connection with any such contest and any loss resulting therefrom. Notwithstanding any other provision of this Lease to the contrary, Tenant shall not be in default hereunder in respect to the compliance with any Legal Requirement with which Tenant is obligated to comply pursuant to this Lease, or in respect to the payment of any tax, assessment or charge which Tenant is obligated to pay or any lien, encumbrance or charge not permitted by
Section 2.01, 2.02, 5.02(a), 5.03 and 6.02 which Tenant is in good faith contesting.

               (b) Without limiting the provisions of Section 5.05(a), so long as no Event of Default exists and the conditions set forth in Section 5.05(a) are satisfied, Landlord hereby irrevocably appoints Tenant as Landlord's attorney-in-fact solely for the purpose of prosecuting a contest of any tax, assessment or charge which Tenant is obligated to pay. Such appointment is coupled with an interest. Notwithstanding the foregoing appointment, if Tenant determines it to be preferable in prosecution of a contest of a tax, assessment or charge, upon Tenant's prior request, Landlord shall execute the real estate tax complaint and/or other documents reasonably needed by Tenant to prosecute the complaint as to such tax, assessment or charge and return same to Tenant within ten (10) days. In such event, Tenant shall pay all of Landlord's reasonable costs and expenses in connection therewith, including, without limitation, reasonable attorneys' fees and Tenant shall arrange for preparation of such documentation at Tenant's sole cost and expense.

           SECTION 5.06. ENVIRONMENTAL COMPLIANCE.

               (a) For purposes of this Lease:

                  (i) the term "Environmental Laws" shall mean and include the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act and all applicable state and local environmental laws, ordinances, rules, requirements, regulations and publications, as any of the foregoing may have been or may be from time to time amended, supplemented or supplanted and any and all other federal, state or local laws, ordinances, rules, requirements, regulations and publications, now or hereafter existing, relating to (i) the preservation or regulation of the public health, welfare or environment, (ii) the regulation or control of toxic or hazardous substances or materials, or
(iii) any wrongful death, personal injury or property damage that is caused by or related to the presence, growth, proliferation, reproduction, dispersal, or contact with any biological organism or portion thereof (living or dead), including molds or other fungi, bacteria or other microorganisms or any etiologic agents or materials; and

                  (ii) the term "Regulated Substance" shall mean and include any, each and all substances, biological and etiologic agents or materials now or hereafter regulated pursuant to any Environmental Laws, including, but not limited to, any such substance, biological or etiological agent or material now or hereafter defined as or deemed to be a "regulated substance," "pesticide," "hazardous substance" or "hazardous waste" or included in any similar or like classification or categorization thereunder.

               (b) Tenant shall:

                  (i) not cause or permit any Regulated Substance to be placed, held, located, released, transported or disposed of on, under, at or from the Premises in violation of Environmental Laws;

                  (ii) contain at or remove from the Premises, or perform any other necessary remedial action regarding, any Regulated Substance in any way affecting the Premises if, as and when such containment, removal or other remedial action is required under any Legal Requirement and, whether or not so required, shall perform any containment, removal or remediation of any kind involving any Regulated Substance in any way materially adversely affecting the Premises in compliance with all Legal Requirements and, upon reasonable request of Landlord after consultation with Tenant (which request may be given only if Landlord has received information such that it reasonably believes that environmental contamination exists which may have a material adverse effect on the Premises), shall arrange a phase I environmental audit (as such term is defined now or hereafter by the environmental remediation industry), or such other or further testing or actions as may be required by Legal Requirements or as may be mutually agreed to by Landlord and Tenant, to be conducted at the

Premises by qualified companies retained by Tenant specializing in environmental matters and reasonably satisfactory to Landlord in order to ascertain compliance with all Legal Requirements and the requirements of this Lease, all of the foregoing to be at Tenant's sole cost and expense;

                  (iii) provide Landlord with written notice (and a copy as may be applicable) of any of the following within 10 days of receipt thereof: (A) Tenant's obtaining knowledge or notice of any kind of the material presence, or any actual or threatened release, of any Regulated Substance in any way materially adversely affecting the Premises; (B) Tenant's receipt or submission, or Tenant's obtaining knowledge or notice of any kind, of any report, citation, notice or other communication from or to any federal, state or local governmental or quasi-governmental authority regarding any Regulated Substance in any way materially adversely affecting the Premises; or (C) Tenant's obtaining knowledge or notice of any kind of the incurrence of any cost or expense by any federal, state or local governmental or quasi-governmental authority or any private party in connection with the assessment, monitoring, containment, removal or remediation of any kind of any Regulated Substance in any way materially adversely affecting the Premises, or of the filing or recording of any lien on the Premises or any portion thereof in connection with any such action or Regulated Substance in any way materially adversely affecting the Premises; and

                  (iv) in addition to the requirements of Section 5.04 hereof, defend all actions against the Indemnified Parties and Landlord's Mortgagee and pay, protect, indemnify and save harmless the Indemnified Parties and Landlord's Mortgagee from and against any and all liabilities, losses, damages, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), causes of action, suits, claims, demands or judgments of any nature relating to any Environmental Laws, Regulated Substances or other environmental matters concerning the Premises during the Term of the Lease; except to the extent caused by Landlord, Landlord's Mortgagee, or their agents, employees or representatives. The indemnity contained in this Section 5.06 shall survive the expiration or earlier termination of this Lease.

               (c) Upon reasonable cause and prior written notice from Landlord, Tenant shall permit such reasonably qualified persons as Landlord may designate ("Site Reviewers") to visit the Premises and perform environmental site investigations and assessments ("Site Assessments") on the Premises for the purpose of determining whether there exists on the Premises any violation of Environmental Laws or any condition which could result in any violations of Environmental Laws. As of the date hereof, Landlord has no such reasonable cause. Such Site Assessments may include both above and below the ground environmental testing for violations of Environmental Laws and such other tests as may be necessary, in the reasonable opinion of the Site Reviewers, to conduct the Site Assessments. Tenant shall supply to the Site Reviewers such historical and operational information regarding the Premises as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments, and shall make available for meetings with the Site Reviewers appropriate personnel having knowledge of such matters. The reasonable cost of performing and reporting a Site Assessment shall be paid by Tenant.

If any violation of Environmental Laws occurs or is found to exist during the Term and, in Landlord's reasonable judgment based upon the written bids of reputable environmental professionals, the cost of remediation of, or other response action with respect to, the same is likely to exceed $250,000, Tenant shall provide to Landlord, within ten (10) days after Landlord's request therefor, adequate financial assurances that Tenant will effect such remediation in accordance with applicable Environmental Laws unless Tenant's Tangible Net Worth shall be equal to or greater than $6,000,000.00. Such financial assurances may be a bond or letter of credit reasonably satisfactory to Landlord in form and substance and in an amount not to exceed Landlord's reasonable estimate, based upon a Site Assessment performed pursuant to this Paragraph, of the anticipated cost of such remedial action. Notwithstanding any other provision on this Lease, if (i) a violation of Environmental Laws occurs or is found to exist during the Term, (ii) the Term would otherwise terminate or expire and (iii) Landlord is unable to lease the Property to another tenant due to such violation of Environmental Laws after taking all commercially reasonable actions to do so, then, at the option of Landlord, the Term shall be automatically extended beyond the date of termination or expiration and this Lease shall remain in full force and effect beyond such date until the earlier to occur of (i) the completion of all remedial action in accordance with applicable Environmental Laws, (ii) the date specified in a written notice from Landlord to Tenant terminating this Lease, or (iii) the posting of financial assurances in accordance with this Paragraph.

If Tenant fails to correct any violation of Environmental Laws which occurs or is found to exist, Landlord shall have the right (but no obligation) to take any and all actions as Landlord shall reasonably deem necessary or advisable in order to cure such violation of Environmental Laws.

All future leases, subleases or concession agreements permitted by this Lease relating to the Premises entered into by Tenant shall contain covenants of the other party not to knowingly at any time (i) cause any violation of Environmental Laws to occur or (ii) permit any Person occupying the Premises through said subtenant or concessionaire to knowingly cause any violation of Environmental Laws to occur.

                                   ARTICLE VI

           SECTION 6.01. PROCEDURE UPON PURCHASE.

               (a) If Tenant shall  purchase  the  Premises  pursuant to Section
6.02 of this Lease, Landlord shall convey or cause to be conveyed title thereto by special warranty deed, free of any mortgage imposed by Landlord and subject only to this Lease, the lien of any taxes payable by Tenant pursuant to this Lease, exceptions subject to which the Premises were conveyed to Landlord, exceptions created or consented to or existing by reason of any action or inaction by Tenant and all Legal Requirements.

               (b) Upon the date fixed for any purchase of the Premises pursuant to Section 6.02 of this Lease, Tenant shall pay to Landlord the purchase price therefor specified herein in immediately available funds, together with all Basic Rent, additional rent and other sums then due and payable hereunder to and including such date of purchase, and there shall be delivered to Tenant a deed or other conveyance of the interests in the Premises then being sold to Tenant and any other instruments reasonably necessary to evidence the conveyance of title thereto described in Section 6.01(a) and to assign any other property then required to be assigned by Landlord pursuant hereto. Tenant acknowledges and understands that any conveyance of the Premises by Landlord to Tenant shall be made on an "As-Is", "Where-Is" and "With All Faults" basis, and without any representations or warranties, express, implied or statutory as to the Premises' habitability, suitability, marketability, value, fitness for any particular use or purpose, the absence or presence of any latent or patent defects at or within the Premises, or the compliance of the Premises with any laws (including, without limitation, any environmental laws), and the deed by which Landlord conveys the Premises to Tenant shall contain express language to such effect.

               (c) There shall be no adjustments at the closing of a purchase pursuant to this Section 6.01, save for return of unused escrowed monies and security deposits. Tenant shall pay all charges incident to such conveyance and assignment, including, without limitation, reasonable counsel fees, escrow fees, recording fees, title insurance premiums and all applicable transfer taxes (not including any income, capital gain or franchise taxes of Landlord) which may be imposed by reason of such conveyance and assignment and the delivery of said deed or conveyance and other instruments. Upon the completion of any purchase of the entire Premises (but not of any lesser interest than the entire Premises) but not prior thereto (whether or not any delay or failure in the completion of such purchase shall be the fault of Landlord), this Lease shall terminate, except with respect to obligations and liabilities of Tenant hereunder, actual or contingent, which have arisen on or prior to such completion of purchase or which specifically survive the expiration or earlier termination of this Lease.

           SECTION 6.02. CONDEMNATION AND CASUALTY.

               (a) GENERAL  PROVISIONS.  Except as provided in Section 6.02 (a),
(b) and (c), Tenant hereby irrevocably assigns to Landlord any award, compensation or insurance payment to which Tenant may become entitled by reason of Tenant's interest in the Premises (i) if the use, occupancy or title of the Premises or any part thereof is taken, requisitioned or sold in, by or on account of any actual or threatened eminent domain proceeding or other action by any person having the power of eminent domain ("Condemnation") or (ii) if the Premises or any part thereof is damaged or destroyed by fire, flood or other casualty ("Casualty"). All awards, compensations and insurance payments on account of any Condemnation or Casualty are herein collectively called "Compensation". Tenant may not unilaterally negotiate, prosecute or adjust any claim for any Compensation, except as set forth herein. Tenant must consult with and obtain Landlord's consent thereto. If the parties are unable to so agree, then they shall appoint an entity or individual that specializes in such negotiations who shall negotiate, prosecute and adjust a claim for Compensation. Landlord shall be entitled to participate in any such proceeding, action, negotiation, prosecution, appeal or adjustment as contemplated herein, but Landlord may not unilaterally agree to a sale in lieu of condemnation. Notwithstanding anything to the contrary contained in this Article VI, if permissible under applicable law, any separate Compensation made to Tenant for its moving and relocation expenses, anticipated loss of business profits, loss of Tenant's goodwill or trade fixtures and equipment (including, without limitation, the Severable Property) shall be paid directly to and shall be retained by Tenant (and shall not be deemed to be "Compensation"). All
Compensation  shall be  applied  pursuant  to this  Section  6.02,  and all such

Compensation (less the expense of collecting such Compensation) is herein called the "Net Proceeds." Except as specifically set for herein, all Net Proceeds shall be paid to the Proceeds Trustee (as defined herein) and applied pursuant to this Section 6.02.

               (b) SUBSTANTIAL CONDEMNATION. If a Condemnation shall, in Tenant's good faith judgment, affect all or a substantial portion of the Premises and shall render the Premises unsuitable for restoration for continued use and occupancy in Tenant's business, then Tenant may, not later than 60 days after a determination has been made as to when possession of the Premises must be delivered with respect to such Condemnation, deliver to Landlord (i) notice of its intention ("Notice of Intention") to terminate this Lease on the next rental payment date which occurs not less than 90 days after the delivery of such notice (the "Condemnation Termination Date"), (ii) a certificate of an authorized officer of Tenant describing the event giving rise to such termination and stating that Tenant has determined that such Condemnation has rendered or will render the Premises unsuitable for restoration for continued use and occupancy in Tenant's business, and (iii) if the Condemnation Termination Date occurs or is to occur during the Primary Term, an irrevocable offer by Tenant to Landlord to purchase on the Condemnation Termination Date any remaining portion of the Premises and the Net Proceeds, if any, payable in connection with such Condemnation (or the right to receive the same when made, if payment thereof has not yet been made), at a price equal to the then current annual Basic Rent divided by .09. If either (1) Landlord shall reject such offer by notice given to Tenant not later than 15 days prior to the Condemnation Termination Date or (2) the Condemnation Termination Date occurs during any Extended Term, this Lease shall terminate on the Condemnation Termination Date, except with respect to obligations and liabilities of Tenant hereunder, actual or contingent, which have accrued on or prior to the Condemnation Termination Date, upon payment by Tenant of all Basic Rent, additional rent and other sums due and payable hereunder to and including the Condemnation Termination Date, and the Net Proceeds shall belong to Landlord. Unless Landlord shall have rejected such offer in accordance with this Section, Landlord shall be conclusively considered to have accepted such offer, and, on the Condemnation Termination Date, there shall be conveyed to Tenant or its designee the remaining portion of the Premises, if any, and there shall be assigned to Tenant (free of all superior claims) all the Net Proceeds, pursuant to and upon compliance with Section 6.01. In the event Tenant does not deliver the Notice of Intention to Landlord, Landlord shall permit so much of the Net Proceeds as may be necessary to be utilized by Tenant to repair or restore the Premises, subject to the reasonable requirements (with respect to disbursement procedures) of Landlord's Mortgagee.

               (c) SUBSTANTIAL CASUALTY DURING CERTAIN PERIOD. If an insured Casualty shall, in Tenant's good-faith judgment, affect all or a substantial portion of the Premises during the last three (3) years of the Primary Term or any Extended Term, if any, and cannot in Tenant's good faith judgment be substantially restored within 365 days, then Tenant may, not later than 150 days after such Casualty, deliver to Landlord (i) notice of its intention to terminate this Lease on the next rental payment date which occurs not less than 60 days after the delivery of such notice (the "Casualty Termination Date"), and
(ii) a certificate of an authorized officer of Tenant describing the event giving rise to such termination and stating that Tenant has determined that the Premises cannot be restored within such period. Upon payment by Tenant of all Basic Rent, additional rent and other sums then due and payable hereunder to and including the Casualty Termination Date, this Lease shall terminate on the Casualty Termination Date except with respect to obligations and liabilities of

Tenant hereunder, actual or contingent, which have accrued on or prior to the Casualty Termination Date, and the Net Proceeds shall belong to Landlord. Promptly after such termination, Landlord shall return to Tenant all escrowed monies and security deposits.

               (d)  LESS  THAN  SUBSTANTIAL  CONDEMNATION  OR  CERTAIN  CASUALTY
EVENTS. If, after a Condemnation or Casualty, Tenant does not give or does not have the right to give notice of its intention to terminate this Lease as provided in subsection 6.02(b) or (c), then this Lease shall continue in full force and effect and Tenant shall, at its expense, rebuild, replace or repair the Premises in conformity with the requirements of subsections 2.01, 2.02 and
5.03 so as to restore the Premises (in the case of Condemnation, as nearly as practicable) to the condition, and character thereof immediately prior to such Casualty or Condemnation; provided that Tenant and Landlord shall use reasonable efforts to consider modifications which would make the Improvements a more functional and contemporary design. To the extent the Net Proceeds are less than $100,000, such amount shall be paid to Tenant to be used to rebuild, replace or repair the Premises in a lien free and good and workmanlike manner. To the extent the Net Proceeds are $100,000 or greater, such amount shall be paid to the Proceeds Trustee and prior to any such rebuilding, replacement or repair, Tenant shall determine the cost thereof (the "Restoration Cost"), which amount shall be reasonably acceptable to Landlord. The Restoration Cost shall be paid first out of Tenant's own funds to the extent that the Restoration Cost exceeds the Net Proceeds payable in connection with such occurrence, after which expenditure Tenant shall be entitled to receive the Net Proceeds from the Proceeds Trustee, but only against (i) certificates of Tenant delivered to Landlord and the Proceeds Trustee from time to time but no more often than monthly as such work of rebuilding, replacement and repair progresses, each such certificate describing the work for which Tenant is requesting payment and the cost incurred by Tenant in connection therewith and stating that Tenant has not theretofore received payment for such work and (ii) such additional documentation or conditions as Landlord or the Proceeds Trustee may reasonably require, including, but not limited to, copies of all contracts and subcontracts relating to restoration, architects' certifications, and lien waivers or releases. Any Net Proceeds remaining after final payment has been made for such work and after Tenant has been reimbursed for any portions it contributed to the Restoration Cost with respect to any Casualty shall be paid to Tenant and with respect to any Condemnation shall be paid to Landlord. In the event of any temporary Condemnation, this Lease shall remain in full effect and Tenant shall be entitled to receive the Net Proceeds allocable to such temporary Condemnation, except that any portion of the Net Proceeds allocable to the period after the expiration or termination of the Lease Term shall be paid to Landlord. If the cost of any rebuilding, replacement or repair required to be made by Tenant pursuant to this subsection 6.02(d) shall exceed the amount of such Net Proceeds, the deficiency shall be paid by Tenant. Notwithstanding anything herein to the contrary, in the event of a less than substantial Condemnation, Tenant and Landlord shall equitably adjust the Basic Rent to take into consideration any diminished utility of the Property after completion of any rebuilding, replacement or repair required to be made by Tenant pursuant to this Section 6.02(d). Notwithstanding anything to the contrary in any Subordination, Non-Disturbance and Attornment Agreement, Mortgage or other document evidencing or security a loan made by any Mortgagee to Landlord,
Section 6.02 shall control the application of Compensation.

           SECTION 6.03. INSURANCE.

               (a) Tenant will maintain insurance on the Premises of the following character:

                  (i) Insurance against all risks of direct physical loss, including loss by fire, lightning, flooding (if the Premises are in a flood zone), earthquakes and other risks which at the time are included under "extended coverage" endorsements, in amounts sufficient to prevent Landlord and Tenant from becoming a coinsurer of any loss but in any event in amounts not less than 100% of the actual replacement value of the Improvements, exclusive of foundations and excavations, without any exclusion for terrorism and with deductibles of not more than $10,000 per occurrence; provided, however, if the Premises are not located in an area of special flood or earthquake hazards, the deductibles for flood and earthquake damage, respectively, may be increased to $25,000 per occurrence;

                  (ii) General public liability insurance and/or umbrella liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Premises in the minimum amounts of $5,000,000 for bodily injury or death to any one person, $10,000,000 for any one accident and $5,000,000 for property damage to others or in such greater amounts as are then customary for property similar in use to the Premises;

                  (iii) Rent loss insurance or business interruption insurance in an amount sufficient to cover loss of rents from the Premises pursuant to this Lease for a period of at least twelve (12) months;

                  (iv) Worker's compensation insurance to the extent required by the law of the state in which the Premises are located;

                  (v) Boiler and machinery insurance in respect of any boilers and similar apparatus located on the Premises in the minimum amount of $500,000 or in such greater amounts as to adequately insure the Premises;

                  (vi) During any period of construction on the Premises, builder's risk insurance on a completed value, nonreporting basis for the total cost of such alterations or improvements, and workers' compensation insurance as required by applicable law, and this coverage may be provided by Tenant's all risk property insurance pursuant to Section 6.03(i) herein; and

                  (vii) Such other insurance in such kinds and amounts, with such deductibles and against such risks, as is commonly obtained in the case of property similar in use to the Premises and located in the state in which the Premises are located by prudent owners of such property.

           Such insurance shall be written by companies authorized to do business in the state where the Premises are located and carrying a claims paying ability rating of at least A-XII by A.M. Best or A by Standard and Poor's, as applicable, and with the exception of workers' compensation insurance, shall name Landlord as an additional insured as its interest may appear. If the Premises or any part thereof shall be damaged or destroyed by Casualty, and if the estimated cost of rebuilding, replacing or repairing the same shall exceed the threshold set forth in Section 6.02(d), Tenant promptly shall notify Landlord thereof.

                  (b) Every such policy provided pursuant to clause (a)(i), above shall bear a mortgagee endorsement in favor of any mortgagee(s) or beneficiary(ies) identified by Landlord (whether one or more, the "Mortgagee") under any mortgages, deeds of trust or similar security instruments creating a lien on the interest of Landlord in the Premises (whether one or more, the "Mortgage"), and any loss over the threshold set forth in Section 6.02(d) under any such policy shall be payable to the Mortgagee which has a first lien on such interest (if there is more than one first Mortgagee, then to the trustee for such Mortgagees) to be held and applied by Mortgagee toward restoration pursuant to Section 6.02. Every such policy with the exception of workers' compensation insurance, shall name the Mortgagee as an additional insured as its interest may appear. Every policy referred to in subsection 6.03(a) shall provide that it will not be cancelled or amended except after 30 days' written notice to Landlord and the Mortgagee and that it shall not be invalidated by any act or negligence of Landlord, Tenant or any person or entity having an interest in the Premises, nor by occupancy or use of the Premises for purposes more hazardous than permitted by such policy, nor by any foreclosure or other proceedings relating to the Premises, nor by change in title to or ownership of the Premises. The "Proceeds Trustee" shall be a financial institution selected by Landlord and reasonably approved by Tenant and may be the Mortgagee.

                  (c) Tenant shall deliver to Landlord and Mortgagee (i) upon request copies of the applicable insurance policies and (ii) original or duplicate certificates of insurance, satisfactory to Landlord and Mortgagee evidencing the existence of all insurance which is required to be maintained by Tenant hereunder and payment of all premiums therefor, such delivery to be made
(i) upon the execution and delivery hereof and (ii) at least 10 days prior to the expiration of any such insurance. Tenant shall not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 6.03 unless Landlord is named an additional insured therein and unless there is a mortgagee endorsement in favor of Mortgagee with loss payable as provided herein. Tenant shall immediately notify Landlord whenever any such separate insurance is obtained and shall deliver to Landlord and Mortgagee the policies or certificates evidencing the same. Any insurance required hereunder may be provided under blanket policies, provided that the Premises are specified therein.

                  (d) The requirements of this Section 6.03 shall not be construed to negate or modify Tenant's obligations under Section 5.04.

                                  ARTICLE VII

           SECTION 7.01. CONDITIONAL LIMITATIONS; DEFAULT PROVISIONS.

               (a) Any of the following occurrences or acts shall constitute an Event of Default under this Lease:

                  (i) If Tenant shall (1) fail to pay any Basic Rent, recurring additional rent or other recurring sum when due (except for such failure to constitute an Event of Default Landlord must provide Tenant with ten (10) days written notice of Tenant's failure to timely pay such sums one time for any twelve month period); or (2) fail to pay any other sum payable by it pursuant to this Lease within thirty (30) days after written notice thereof; or (3) fail to observe or perform any other provision hereof and such nonmonetary failure shall continue for 30 days after written notice to Tenant of such failure (provided that, in the case of any such failure which cannot be cured by the payment of money and cannot with diligence be cured within such 30-day period, if Tenant shall commence promptly to cure the same and thereafter prosecute the curing thereof with diligence, the time within which such failure may be cured shall be extended for such period not to exceed 180 days as is necessary to complete the curing thereof with diligence);

                  (ii) If any representation or warranty of Tenant set forth in any certificate provided by Tenant pursuant to this Lease, shall prove to be incorrect in any material adverse respect as of the time when the same shall have been made in a way adverse to Landlord and Landlord shall suffer a material loss or material detriment as a result thereof, and, in each case, the facts shall not be conformed to the representation and warranty as soon as practicable in the circumstances (but in no event to exceed 30 days) after written notice to Tenant from Landlord of such inaccuracy and Landlord restored to the position it would have enjoyed had such representation or warranty been accurate at the time it was made;

                  (iii) If Tenant shall file a petition in bankruptcy or for reorganization or for an arrangement pursuant to any federal or state law or shall be adjudicated a bankrupt or become insolvent or shall make an assignment for the benefit of creditors, or if a petition proposing the adjudication of Tenant as a bankrupt or its reorganization pursuant to any federal or state bankruptcy law or any similar federal or state law shall be filed in any court and Tenant shall consent to or acquiesce in the filing thereof or such petition shall not be discharged or denied within 90 days after the filing thereof;

                  (iv) If a receiver, trustee or conservator of Tenant or of all or substantially all of the assets of Tenant or of the Premises or Tenant's or estate therein shall be appointed in any proceeding brought by Tenant, or if any such receiver, trustee or conservator shall be appointed in any proceeding brought against Tenant and shall not be discharged within 90 days after such appointment, or if Tenant shall consent to or acquiesce in such appointment;

                  (v) If the Premises shall have been abandoned and not maintained in the manner required hereunder for a period of 10 consecutive days after written notice of such from Landlord to Tenant; and

                  (vi) If a Letter of Credit has been posted as the Security Deposit or other security hereunder, and the issuer of the Letter of Credit cancels, terminates or refuses to honor it, and Tenant shall fail to renew the Letter of Credit within thirty (30) days or shall fail to post a cash equivalent amount of the Letter of Credit or a replacement letter of credit within thirty
(30) days after notice of such cancellation, termination or refusal.

               (b) If an Event of Default shall have happened and be continuing, Landlord shall have the right to give Tenant notice of Landlord's termination of the Lease Term. Upon the giving of such notice, the Lease Term and the estate hereby granted shall expire and terminate on such date as fully and completely and with the same effect as if such date were the date herein fixed for the expiration of the Lease Term, and all rights of Tenant hereunder shall expire and terminate, but Tenant shall remain liable as hereinafter provided.

               (c) If an Event of Default shall have happened and be continuing, Landlord shall have the immediate right, whether or not the Lease Term shall have been terminated pursuant to subsection 7.01(b), to reenter and repossess the Premises and the right to remove all persons and property (subject to Section 3.02) therefrom by summary proceedings, ejectment or any other legal action or in any lawful manner Landlord determines to be necessary or desirable. Landlord shall be under no liability by reason of any such reentry, repossession or removal. No such reentry, repossession or removal shall be construed as an election by Landlord to terminate the Lease Term unless a notice of such termination is given to Tenant pursuant to subsection 7.01(b) or unless such termination is decreed by a court.

               (d) At any time or from time to time after a reentry, repossession or removal pursuant to subsection 7.01(c), whether or not the Lease Term shall have been terminated pursuant to subsection 7.01(b), Landlord may relet the Premises for the account of Tenant, in the name of Tenant or Landlord or otherwise. Landlord may collect any rents payable by reason of such reletting. Landlord shall not be liable for any failure to relet the Premises or for any failure to collect any rent due upon any such reletting. Notwithstanding the foregoing, Landlord agrees to make reasonable efforts to mitigate its damages under this Lease in the event Tenant actually vacates or advises Landlord that it is, as of a specified date, to vacate the Premises. The phrase "reasonable efforts," as it relates to Landlord's duty to attempt to relet the Premises, shall require Landlord to do only the following: (i) notify Landlord's management company or broker, if any, in writing of the availability of the Premises for reletting, (ii) post Landlord's leasing contact telephone number in an appropriate area of the Premises, and (iii) show the Premises to any prospective tenant interested in the Premises and to any prospective tenant specifically referred to Landlord by Tenant. Under any requirement of Landlord to use "reasonable efforts" as described herein, (i) Landlord shall not be required to relet the Premises ahead of any other properties in the same market not producing any income to Landlord; (ii) Landlord shall be entitled to consider tenant quality, tenant-mix, the financial condition of any prospective tenant, the nature of the Premises, the proposed use of the Premises by any prospective tenant, and any rights of existing subtenants located in the Premises, in making any leasing decision without being deemed to have violated its mitigation requirement hereunder; and (iii) under any new lease entered into by Landlord, Landlord may relet all or any portion of the Premises to create an appropriate block of space for a new tenant, may relet for a greater or lesser term than that remaining at that time under this Lease, and may include free rent, concessions, inducements, alterations and upgrades in the new lease. If a reletting occurs, Landlord shall recoup all of its expenses of reletting (including, without limitation, all expenses relating to remodeling, alterations, repairs, capital improvements, brokerage fees, decorating fees, and fees for architects, designers, space planners and attorneys) before Tenant is entitled to a credit on the damages owed by Tenant hereunder. If Landlord shall do all the foregoing then, anything in this Lease, or any statute, or common law rule to the contrary notwithstanding, Landlord shall be deemed to have met its duty (if any) to mitigate its damages hereunder.

               (e) No  expiration or  termination  of the Lease Term pursuant to
subsection  7.01(b),  by  operation  of  law  or  otherwise,   and  no  reentry,
repossession or removal pursuant to subsection 7.01(c) or otherwise, and no reletting of the Premises pursuant to subsection 7.01(d) or otherwise, shall relieve Tenant of its liabilities and obligations hereunder, all of which shall survive such expiration, termination, reentry, repossession, removal or reletting.

               (f) In the event of any expiration or termination of the Lease Term or reentry or repossession of the Premises or removal of persons or property therefrom by reason of the occurrence of an Event of Default, Tenant shall pay to Landlord all Basic Rent, additional rent and other sums required to be paid by Tenant, in each case to and including the date of such expiration, termination, reentry, repossession or removal, and, thereafter, Tenant shall, until the end of what would have been the Lease Term in the absence of such expiration, termination, reentry, repossession or removal and whether or not the Premises shall have been relet, be liable to Landlord for, and shall pay to Landlord, as liquidated and agreed current damages: (i) all Basic Rent, all additional rent and other sums which would be payable under this Lease by Tenant in the absence of any such expiration, termination, reentry, repossession or removal, together with all reasonable and customary expenses of Landlord in connection with such reletting (including, without limitation, all repossession costs, brokerage commissions, reasonable attorneys' fees and expenses (including, without limitation, fees and expenses of appellate proceedings), employee's expenses, alteration costs and expenses of necessary preparation for such reletting), less (ii) the net proceeds, if any, of any reletting effected for the account of Tenant pursuant to subsection 7.01(d). Tenant shall pay such liquidated and agreed current damages on the dates on which rent would be payable under this Lease in the absence of such expiration, termination, reentry, repossession or removal, and Landlord shall be entitled to recover the same from Tenant on each such date.

               (g) At any time after any such expiration or termination of the Lease Term or reentry or repossession of the Premises or removal of persons or property therefrom by reason of the occurrence of an Event of Default, whether or not Landlord shall have collected any liquidated and agreed current damages pursuant to subsection 7.01(f), Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord on demand, as and for liquidated and agreed final damages for Tenant's default and in lieu of all liquidated and agreed current damages beyond the date of such demand (it being agreed that it would be impracticable or extremely difficult to fix the actual damages), an amount equal to the excess, if any, of (a) the aggregate of all Basic Rent, additional rent and other sums which would be payable under this Lease, in each case from the date of such demand (or, if it be earlier, to date to which Tenant shall have satisfied in full its obligations under subsection 7.01(f) to pay liquidated and agreed current damages) for what would be the then unexpired Lease Term in the absence of such expiration, termination, reentry, repossession or removal, discounted at the rate equal to the then current yield on United States Treasury Notes having a maturity as of the stated date for expiration of the then existing Term of this Lease, plus 2% per annum (the "Reference Rate"), over (b) the then fair rental value of the Premises, discounted at the Reference Rate for the same period. If any law shall limit the amount of liquidated final damages to less than the amount above agreed upon, Landlord shall be entitled to the maximum amount allowable under such law.

               (h) To the extent the same may lawfully be waived, Tenant expressly, knowingly and voluntarily waives all constitutional, statutory and common law bonding requirements, including the requirement under Section 83.12, Florida Statutes (2003) that Landlord file a bond payable to Tenant in at least double the sum demanded by Landlord (or double the value of the property sought to be distrained), it being the intention of the parties that no bond shall be required to be filed by Landlord in any such distress action. Tenant further waives the right under Section 83.14, Florida Statutes (2003), to replevy distrained property.

           SECTION 7.02. BANKRUPTCY OR INSOLVENCY.

               (a) If Tenant shall become a debtor in a case filed under Chapter 7 or Chapter 11 of the Bankruptcy Code and Tenant or Tenant's trustee shall fail to elect to assume this Lease within 60 days after the filing of such petition or such additional time as provided by the court, this Lease shall be deemed to have been rejected. Immediately thereupon, Landlord shall be entitled to possession of the Premises without further obligation to Tenant or Tenant's trustee, and this Lease, upon the election of Landlord, shall terminate, but Landlord's right to be compensated for damages (including, without limitation, liquidated damages pursuant to any provision hereof) or the exercise of any other remedies in any such proceeding shall survive, whether or not this Lease shall be terminated.

               (b) Neither the whole nor any portion of Tenant's interest in this Lease or its estate in the Premises shall pass to any trustee, receiver, conservator, assignee for the benefit of creditors or any other person or entity, by operation of law or otherwise under the laws of any state having jurisdiction of the person or property of Tenant, unless Landlord shall have consented to such transfer or such transfer is permitted under this Lease. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord nor shall it be deemed a waiver of Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

               (c) In the event of an assignment of Tenant's interests pursuant to this Section 7.02, the right of any assignee to extend the Lease Term for an Extended Term beyond the Primary Term or the then Extended Term of this Lease shall be extinguished.

           SECTION 7.03. ADDITIONAL RIGHTS OF LANDLORD.

               (a) Except as provided in Section 7.01(g), no right or remedy of Landlord hereunder shall be exclusive of any other right or remedy, but shall be cumulative and in addition to any other right or remedy hereunder or now or hereafter existing. Failure to insist upon the strict performance of any provision hereof or to exercise any option, right, power or remedy contained herein shall not constitute a waiver or relinquishment thereof for the future. Receipt by Landlord of any Basic Rent, additional rent or other sums payable hereunder with knowledge of the breach of any provision hereof shall not constitute waiver of such breach, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless made in writing. Landlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any of the provisions hereof, or to a decree compelling performance of any of the provisions hereof, or to any other remedy allowed to Landlord by law or equity.

               (b) Tenant hereby waives and surrenders for itself and all those claiming under it, including creditors of all kinds, (i) any right and privilege which it or any of them may have to redeem the Premises or to have a continuance of this Lease after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease, or after the termination of the Lease Term as herein provided, (ii) the benefits of any law which exempts property from liability for debt and (iii) any rights of redemption or reinstatement available by law or any successor law.

               (c) If an Event of Default on the part of Tenant shall have occurred hereunder and be continuing, then, without thereby waiving such default, Landlord may, but shall be under no obligation to, take all action, including, without limitation, entry upon the Premises, to perform the obligation of Tenant hereunder immediately and without notice in the case of any emergency as may be reasonably determined by Landlord and upon five business days' notice to Tenant in other cases. All reasonable expenses incurred by Landlord in connection therewith, including, without limitation, attorneys' fees and expenses (including, without limitation, those incurred in connection with any appellate proceedings), shall constitute additional rent under this Lease and shall be paid by Tenant to Landlord upon demand.

               (d) If Tenant shall be in default in the performance of any of its obligations under this Lease beyond any applicable grace or cure period hereunder, Tenant shall pay to Landlord, on demand, all customary and reasonable expenses incurred by Landlord as a result thereof, including, without limitation, reasonable attorneys' fees and expenses (including, without limitation, those incurred in connection with any appellate proceedings) and any additional commercially reasonable sums (including any late charge, default penalties, interest and fees of the counsel of Landlord's Mortgagee) which are payable by Landlord to its Mortgagee by reason of Tenant's late payment or non-payment of Basic Rent.

               (e) If Tenant shall fail to pay when due any Basic Rent, additional rent or other sum required to be paid by Tenant hereunder, Landlord shall be entitled to collect from Tenant as additional rent and Tenant shall pay to Landlord, in addition to such Basic Rent, additional rent or other sum, a late payment charge on the delinquency equal to the Late Rate from the date due until paid. The Late Rate shall be interest on the past due amount at the lesser of (i) that per annum rate of interest which exceeds by two (2) percentage points the base rate most recently announced by Citibank, N.A., New York, New York, as its Base Rate or (ii) the maximum rate permitted by applicable law. In addition to all other remedies Landlord has hereunder, if Tenant shall fail to pay any Basic Rent, additional rent or other sum, as and when required to be paid by Tenant hereunder prior to the expiration for the period of payment pursuant to subsection 7.01(a)(i)(1), Landlord shall be entitled to collect from Tenant, and Tenant shall pay to Landlord, as additional rent, an amount equal to 1% of the amount shown in the notice as unpaid.

                                  ARTICLE VIII

           SECTION 8.01. NOTICES AND OTHER INSTRUMENTS. All notices, offers, consents and other instruments given pursuant to this Lease shall be in writing and shall be sufficient if sent by United States Registered or Certified Mail, Return Receipt Requested, postage prepaid, by recognized overnight delivery service, or by confirmed facsimile to the address or facsimile number of such party specified below, or to such other address or facsimile number as such party shall have designated by similar written notice; and such notice shall be deemed to have been given as of the first to occur of (i) actual receipt thereof as proven by the records of the U.S. Postal Service, the private courier delivering same, or facsimile delivery confirmation, or (ii) the expiration of three (3) days from the date postmarked on the envelope containing said notice.

           If to Landlord:        NL VENTURES IV CENTURION, L.P.
                                  c/o AIC Ventures
                                  8080 North Central Expwy - Suite 1080
                                  Dallas, TX 75206
                                  Attention:  Peter Carlsen
                                  Facsimile: (214) 363-4968

           With a copy to:        Fulbright & Jaworski L.L.P.
                                  300 Convent Street, Suite 2200
                                  San Antonio, Texas 78205
                                  Attention:  Heath D. Esterak
                                  Facsimile:  (210) 270-7205

           If to Tenant, to:      SuperStock, Inc.
                                  7660 Centurion Parkway
                                  Jacksonville, Florida 32256
                                  Attn:  Mr. Albert Pleus
                                  Facsimile (212) 898-9007

             with copy to:        Loeb & Loeb LLP
                                  345 Park Avenue
                                  New York, New York 10154

                                  Attn:  Lloyd Rothenberg
                                  Facsimile:  (212) 407-4990

                                  Attn:  Kenneth Freeman
                                  Facsimile:  (212) 407-4990

           Landlord and Tenant each may from time to time specify, by giving 15 days' notice to each other party, (i) any other address in the United States as its address for purposes of this Lease and (ii) any other person or entity in the United States that is to receive copies of notices, offers, consents and other instruments hereunder.

           SECTION 8.02 ESTOPPEL CERTIFICATES; FINANCIAL INFORMATION.

               (a) Tenant will, upon 10 business days' written notice at the request of Landlord, execute, acknowledge and deliver to Landlord a certificate of Tenant, stating that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and setting forth such modifications) and stating the dates to which Basic Rent, additional rent and other sums payable hereunder have been paid and either stating that to the knowledge of Tenant no default exists hereunder or specifying each such default of which Tenant has knowledge and whether or not Tenant is still occupying and operating the Premises and such other information as Landlord shall reasonably request. Any such certificate may be relied upon by any actual or prospective mortgagee or purchaser of the Premises. Landlord will, upon 10 business days' written notice at the request of Tenant, execute, acknowledge and deliver to Tenant a certificate of Landlord, stating that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified, and setting forth such modifications) and the dates to which Basic Rent, additional rent and other sums payable hereunder have been paid, and either stating that to the knowledge of Landlord no default exists hereunder or specifying each such default of which Landlord has knowledge. Any such certificate may be relied upon by Tenant or any actual or prospective assignee or sublessee of the Premises.

               (b) If Tenant is a publicly traded company, then Tenant shall deliver to Landlord within ninety (90) days of the close of each fiscal year, Tenant's Form 10-K, and within forty-five (45) days after the end of each of the three remaining quarters Tenant's Form 10-Q, in each case as filed with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, or any other law, unless such items are available through EDGAR. If Tenant is not a publicly traded company, then Tenant shall deliver to Landlord within ninety (90) days of the close of each fiscal year, annual audited financial statements of Tenant (which, at a minimum, shall include a balance sheet of Tenant and its consolidated subsidiaries, if any, as of the end of such year, a statement of profits and losses of Tenant and its consolidated subsidiaries, if any, for such year and a statement of cash flows of Tenant and its consolidated subsidiaries, if any, for such year, setting forth in each case, in comparative form, the corresponding figures for the preceding fiscal year in reasonable detail and scope) prepared by a firm of independent certified public accountants. Tenant shall also furnish to Landlord within forty five (45) days after the end of each quarter unaudited internal financial statements and all other quarterly reports of Tenant (which, at a minimum, shall include a balance sheet of Tenant and its consolidated subsidiaries, if any, as of the end of such quarter and statements of profits and losses of Tenant and its consolidated subsidiaries, if any, for such quarter, setting forth in each case, in comparative form, the corresponding figures for the similar quarter of the preceding year in reasonable detail and scope) certified by Tenant's chief financial officer. All annual financial statements shall be accompanied (i) by an opinion of said accountants stating that (A) there are no qualifications as to the scope of the audit (or if there are qualifications, the nature thereof) and (B) the audit was performed in accordance with GAAP, and (ii) by the affidavit of the president, a vice president, or chief financial officer of Tenant, dated within five (5) days of the delivery of such statement, stating that (1) the affiant knows of no Event of Default, or event which, upon notice or the passage of time or both, would become an Event of Default which has occurred and is continuing hereunder, or, if any such event has occurred and is continuing, specifying the nature and period of existence thereof and what action Tenant has taken or proposes to take with respect thereto and (2) except as otherwise specified in such affidavit, to the best of such affiant's knowledge Tenant has fulfilled all of its obligations under this Lease which are required to be fulfilled on or prior to the date of such affidavit. Such information shall only be used by Landlord, Landlord's Mortgagee, and their agents. Such information will not be disclosed publicly.

               (c) Landlord and its agents and designees may from time to time enter upon and examine the Premises and examine the records and books of account and discuss the finances and business with the officers of the Tenant. Tenant shall provide the requesting party with copies of any information to which such party would be entitled in the course of a personal visit. Except in the event of emergency, Tenant may designate an employee to accompany Landlord, its agents and designees on such examinations. Tenant will provide, upon Landlord's request, all information regarding the Premises, including, but not limited to, a current rent roll, an operating statement reflecting all income from subleases and all operating expenses for the Premises. Landlord and its agents and designees may from time to time enter upon and examine the Premises and show the Premises to prospective mortgagees and/or purchasers.

                                   ARTICLE IX

           SECTION 9.01 NO MERGER. There shall be no merger of this Lease or of the leasehold estate hereby created with the fee estate in the Premises by reason of the fact that the same person acquires or holds, directly or indirectly, this Lease or the leasehold estate hereby created or any interest herein or in such leasehold estate, as well as the fee estate in the Premises or any interest in such fee estate.

           SECTION 9.02 SURRENDER. Upon the expiration or termination of this Lease, Tenant shall surrender the Premises to Landlord in as good repair and condition as received under Section 2.01(a) except for any damage resulting from Condemnation or Casualty and for normal wear and tear not required to be repaired by Tenant.

           SECTION 9.03 SEPARABILITY; BINDING EFFECT; GOVERNING LAW. Each provision hereof shall be separate and independent, and the breach of any provision by Landlord shall not discharge or relieve Tenant from any of its obligations hereunder. Each provision hereof shall be valid and shall be enforceable to the extent not prohibited by law. If any provision hereof or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remaining provisions hereof, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. All provisions contained in this Lease shall be binding upon, inure to the benefit of and be enforceable by the successors and assigns of Landlord to the same extent as if each such successor and assign were named as a party hereto. All provisions contained in this Lease shall be binding upon the successors and assigns of Tenant and shall inure to the benefit of and be enforceable by the permitted successors and assigns of Tenant in each case to the same extent as if each successor and assign were named as a party hereto. This Lease shall be governed by and interpreted in accordance with the laws of the state in which the Premises are located.

           SECTION 9.04 TABLE OF CONTENTS AND HEADINGS; INTERNAL REFERENCES. The table of contents and the headings of the various paragraphs and exhibits of this Lease have been inserted for reference only and shall not to any extent have the effect of modifying the express terms and provisions of this Lease. Unless stated to the contrary, any references to any Section, subsection, Exhibit and the like contained herein are to the respective Section, subsection, Exhibit and the like of this Lease.

           SECTION 9.05 COUNTERPARTS. This Lease may be executed in two or more counterparts and shall be deemed to have become effective when and only when one or more of such counterparts shall have been executed by or on behalf of each of the parties hereto (although it shall not be necessary that any single counterpart be executed by or on behalf of each of the parties hereto, and all such counterparts shall be deemed to constitute but one and the same instrument) and shall have been delivered by each of the parties to the other.

           SECTION 9.06 LANDLORD'S LIABILITY. Notwithstanding anything to the contrary provided in this Lease, it is specifically understood and agreed, such agreement being a primary consideration for the execution of this Lease by
Landlord, that there shall be absolutely no personal liability on the part of any partner, director, member, officer or shareholder of Landlord, its successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and any liability on the part of Landlord shall be limited solely to the Premises and the proceeds thereof, such as insurance and condemnation proceeds, such exculpation of liability to otherwise be absolute and without any exception whatsoever.

           SECTION 9.07 AMENDMENTS AND MODIFICATIONS. Except as expressly provided herein, this Lease may not be modified or terminated except by a writing signed by Landlord and Tenant.

           SECTION 9.08 ADDITIONAL RENT. All amounts other than Basic Rent which Tenant is required to pay or discharge pursuant to this Lease, including the charge provided for by Section 7.03(e) hereof, shall constitute additional rent which shall include, but not be limited to all reasonable costs and expenses of Tenant and Landlord which are incurred in connection or associated with (A) the use, occupancy, possession, operation, condition, design, construction, maintenance, alteration, repair or restoration of any of the Premises, (B) the performance of any of Tenant's obligations under this Lease, (C) the prosecution, defense or settlement of any litigation involving the arising from any of the Premises or this Lease, (D) the enforcement by Landlord, its successors and assigns, of any of its right under this Lease, (E) any amendment to or modification of this Lease made at the request of Tenant, (F) costs of Landlord's counsel incurred in connection with any act undertaken by Landlord (or its counsel) at the request of Tenant, or incurred in connection with any act of Landlord performed on behalf of Tenant pursuant to this Lease.

           SECTION 9.09 CONSENT OF LANDLORD. Except as specifically set forth in this Lease, all consents and approvals to be granted by Landlord shall not be unreasonably withheld or delayed, and Tenant's sole remedy against Landlord for the failure to grant any consent shall be to seek injunctive relief unless Landlord acted in bad faith. In no circumstance will Tenant be entitled to damages with respect to the failure to grant any consent or approval unless Landlord acted in bad faith.

           SECTION 9.10 QUIET ENJOYMENT. Landlord agrees that, subject to the rights of Landlord under this Lease, Tenant shall hold and enjoy the Premises during the term of this Lease, free from any hindrance or interference from Landlord or any party claiming by, through or under Landlord.

           SECTION 9.11 HOLDING OVER. If Tenant remains in possession of the Premises, or any part thereof, after the expiration or other termination of the Lease Term, without Landlord's express written consent, Tenant shall be guilty of an unlawful detention of the Premises and shall be liable to Landlord for damages for use of the Premises during the period of such unlawful detention at a rate equal to 150% of the Basic Rent and all other amounts which would be payable during the Term hereof.

           SECTION 9.12 FINANCING. If Landlord desires to obtain or refinance any loan, Tenant shall, at Landlord's expense, execute any and all documents that such Mortgagee reasonably requires in connection with such financing, including any subordination, non-disturbance and attornment agreement ("SNDA" or "Subordination, Non-Disturbance and Attornment Agreement"), so long as the same do not adversely affect any right, benefit or privilege of Tenant under this Lease or increase Tenant's obligations under this Lease.

           SECTION 9.13 SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT. Notwithstanding anything to the contrary in this Lease, this Lease and Tenant's interest hereunder shall be subject, subordinate and inferior to any mortgage or other security instrument granted or entered into by Landlord in connection with the loan by which Landlord acquired the Premises from Tenant, and any mortgage or other security instrument hereafter placed upon the Premises by Landlord, and to any and all advances made or to be made thereunder, to the interest thereon, and all renewals, replacements and extensions thereof, provided that any such mortgage (or a separate SNDA entered into between Tenant and the Mortgagee in whose favor such mortgage was granted) shall provide for the recognition of this Lease and all Tenant's rights hereunder unless and until an Event of Default exists and Landlord shall have the right to terminate this Lease pursuant to any applicable provision hereof.

           SECTION 9.14 DISCLAIMER OF PURCHASE RIGHTS. Except for the limited rights of Tenant to acquire title to the Premises in accordance with the provisions of Sections 6.02(b) and 9.21 hereof, nothing in this Lease is intended or shall operate to grant to Tenant any right of first refusal, right of first offer, purchase option, or similar right to elect to purchase or acquire the Premises of any portion thereof, and Tenant hereby expressly waives any and all such rights.

           SECTION 9.15 SECURITY DEPOSIT. Tenant will deposit or cause to be deposited with Landlord or Landlord's Mortgagee, as Landlord shall designate,
(a) on or before the date hereof, Five Hundred and Ten Thousand and No/100 Dollars ($510,000.00), and (b) on the first day of each October, January, April, and July beginning on October 1, 2004 up to and including July 1, 2006, Thirty Thousand and No/100 Dollars ($30,000.00), for a total of Seven Hundred and Fifty Thousand and No/100 Dollars ($750,000.00) as a "Security Deposit" for its full and faithful performance of the terms of this Lease, it being expressly understood that such Security Deposit shall not be considered an advance payment of any Basic Rent, additional rent or other sums payable under this Lease or a measure of Landlord's damages in case of an Event of Default. Payment of said

Security Deposit shall be satisfied by Tenant's deposit of cash or a Letter of Credit in said amounts. Tenant shall have the right to freely substitute cash for a Letter of Credit or vice versa, and if paid in cash, such Security Deposit shall be held in an interest bearing account bearing interest at no less than money market rates. Any interest earned shall be paid to Tenant on each anniversary of the date hereof, so long as there is no uncured Event of Default. If Landlord transfers its interest in the Premises during the Lease Term to a transferee who assumes Landlord's obligations hereunder and to whom the Security Deposit is transferred, Landlord may assign the Security Deposit to the transferee and, thereafter, Landlord shall have no further liability for the return of such Security Deposit to Tenant. For the purposes herein, "Letter of Credit" shall mean an irrevocable standby letter of credit issued to Landlord by a financially sound national banking association or state chartered bank having assets in excess of $50,000,000,000 and otherwise reasonably acceptable to Landlord, the proceeds of which shall be available to Landlord without the need for Landlord to satisfy any requirements or conditions whatsoever other than delivery of (a) the original Letter of Credit along with Landlord's sight draft to the issuing institution with reference to the appropriate letter of credit number for the Letter of Credit, as set forth therein and (b) (i) a certificate signed by Landlord certifying that an Event of Default has occurred and is continuing under the Lease, or (ii) a certificate signed by Landlord certifying that Tenant has failed to renew the Letter of Credit at least thirty (30) days prior to its stated expiration date. The Letter of Credit shall be valid for an initial period of one (1) year from and after the date of its issuance and, by its express terms, shall provide (i) that its term shall automatically be extended for successive one (1) year periods unless at least thirty (30) days prior to the expiration of the initial one year term or any one year extension (as applicable) the issuer provides Landlord with written notification that it will not be extended, and (ii) that Landlord may assign (whether by way of outright or collateral assignment) all or any portion of its interest in the Letter of Credit to Landlord's Mortgagee or any other person (including, without limitation, any third party purchaser).

           SECTION 9.16 GUARANTY. Simultaneously with the execution hereof, Tenant shall cause a21, Inc., a Texas corporation, to execute and deliver to Landlord that certain Guaranty of Lease substantially in the form attached hereto as Exhibit E and made a part hereof for all purposes.

           SECTION 9.17 TENANT'S FINANCIAL COVENANTS AND RELEASE OF SECURITY DEPOSIT. On August 15, 2005 ("First Review Date") and on each anniversary of the First Review Date thereafter, if (i) Tenant is profitable on a GAAP basis (i.e., GAAP net income greater than zero per Tenant's form 10-K's and 10-Q's) for the year immediately prior to the First Review Date or anniversary thereof, as applicable, and for three of such year's four quarters; and (ii) Tenant then has a Tangible Net Worth in excess of $6 million, then Landlord shall release $100,000 of the Security Deposit each year Tenant meets such criteria. For the purposes of this Lease and the Guaranty, "Tangible Net Worth" shall mean at any date Tenant's total stockholders' equity as shown on Tenant's most recent form 10-K's and 10-Q's, less, if Tenant is not public, any amount reported as goodwill, all as determined in accordance with GAAP. This potential annual reduction of the Security Deposit will continue so long as there is no prior uncured Event of Default and until such time that the Security Deposit is reduced to $300,000. Notwithstanding the foregoing, Landlord agrees to release all of the Security Deposit (and there shall be no further requirement for a Security Deposit) once Tenant attains (i) an investment credit rating of BBB(-) or better, and (ii) has a Tangible Net Worth equal to or greater than $20,000,000. If at any time Tenant is not a publicly traded company, then Tangible Net Worth shall be determined based on Tenant's most recent audited financial reports.

           SECTION 9.18 FAIR MARKET VALUE.

               (a) Whenever a determination of Fair Market Value is required pursuant to any provision of this Lease, such Fair Market Value shall be determined in accordance with the following procedures:

                  (i) Landlord and Tenant shall endeavor to agree upon such Fair Market Value within fifteen (15) days after the date (the "Initial Date") on which Tenant provides Landlord with the Notice of Intention pursuant to Section 6.02(b). Upon reaching any such agreement, the parties shall execute a written agreement setting forth the amount of such Fair Market Value.

                  (ii) If the parties shall not have signed such agreement within fifteen (15) days after the Initial Date, Tenant shall within twenty (20) days after the Initial Date select an appraiser and notify Landlord in writing of the name, address and qualifications of such appraiser. Within five (5) days following Landlord's receipt of Tenant's notice of the appraiser selected by Tenant, Landlord shall select an appraiser and notify Tenant of the name, address and qualifications of such appraiser. Such two appraisers shall endeavor to agree upon Fair Market Value based on a written appraisal made by each of them (and given to Landlord by Tenant). If such two (2) appraisers shall agree upon a Fair Market Value, the amount of such Fair Market Value as so agreed shall be binding and conclusive upon Landlord and Tenant.

                  (iii) If such two (2) appraisers shall be unable to agree upon a Fair Market Value within twenty (20) days after the selection of an appraiser by Landlord, then such appraisers shall advise Landlord and Tenant of their respective determination of Fair Market Value and shall select a third (3rd) appraiser to make the determination of Fair Market Value. The selection of the third (3rd) appraiser shall be binding and conclusive upon Landlord and Tenant.

                  (iv) If such two (2) appraisers shall be unable to agree upon the designation of a third (3rd) appraiser within ten (10) days after the expiration of the twenty (20) day period referred to in clause (iii) above, or if such third (3rd) appraiser does not make a determination of Fair Market Value within twenty (20) days after his selection, then such third (3rd) appraiser or a substituted third (3rd) appraiser, as applicable, shall, at the request of either party hereto, be appointed by the seniormost judge of the United States District Court, with jurisdiction over the Premises. The determination of Fair Market Value made by the third (3rd) appraiser appointed pursuant hereto shall be made within twenty (20) days after such appointment.

                  (v) If a third (3rd) appraiser is selected, Fair Market Value shall be the average of the determination of Fair Market Value made by the third
(3rd) appraiser and the determination of Fair Market Value made by the appraiser (selected pursuant to Section 9.18(a)(ii) hereof) whose determination of Fair Market Value is nearest to that of the third (3rd) appraiser. Such average shall be binding and conclusive upon Landlord and Tenant.

                  (vi) All  appraisers  selected or  appointed  pursuant to this
Section 9.18(a) shall (A) be independent qualified MAI appraisers, (B) have no right, power or authority to alter or modify the provisions of this Lease, and
(C) be registered in the State of Florida if the State of Florida provides for or requires such registration. The cost of the procedure described in this
Section 9.18(a) shall be borne by Tenant.

                     (vii) In determining Fair Market Value the appraisers shall disregard capital improvements paid for by Tenant during the Term.

               (b) If, by virtue of any delay, Fair Market Value is not determined by the date set for closing, then the date on which the closing shall be held shall be extended as reasonably necessary.

           SECTION 9.19 SHORT FORM MEMORANDUM OF LEASE. Upon Landlord's or Tenant's request, the parties shall record a "short form" Memorandum of Lease identifying the Term granted to Tenant by this Lease, and any other terms to which the parties may agree. Any recording costs associated with the memorandum or short form of this Lease shall be borne by Tenant. Upon the expiration or earlier termination of the Lease, Tenant shall promptly execute and deliver to Landlord an instrument, in recordable form, wherein Tenant acknowledges the expiration or earlier termination of the Lease.

           SECTION 9.20 LIMITATION ON DAMAGES. Notwithstanding any other provision to the contrary set forth in this Lease, no party hereto shall be liable to any other party hereto for any incidental, consequential, special, exemplary or punitive damages arising out of or in connection with this Lease, regardless of whether the breaching or defaulting party knew or should have known of the possibility of such damages, and without regard to the nature of the claim or the underlying theory or cause of action, and each party hereby waives its right to all such remedies and damages.

           SECTION 9.21 RIGHT OF FIRST OFFER. Prior to marketing the Premises for sale, Landlord shall give Tenant written notice of its desire to sell the Premises, and shall grant Tenant thirty (30) days from the date of such written notice to make an offer for the purchase of the Premises (if Tenant desires to do so), which offer Landlord may accept or reject in its sole discretion. If Landlord does not receive Tenant's written offer on or before expiration of such thirty (30) day period, then Landlord shall be free to market, contract for and ultimately sell the Premises without liability or obligation to Tenant.

           SECTION 9.22 RADON GAS DISCLOSURE. Florida Statutes 404.056(5) requires the following statement: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county health department.

           SECTION 9.23 LANDLORD'S ENTRY ONTO PREMISES. Landlord, and its agents and designees, have the right to enter upon the Premises at various times and under various circumstances under this Lease, including the rights of entry set forth in Sections 2.01(a), 5.06(c), and 8.02(c). Notwithstanding anything herein to the contrary, Landlord hereby agrees that any such entry shall be (i) conditioned upon Landlord giving Tenant reasonable prior notice, and (ii) conducted at reasonable times during normal business hours (except in the event of an emergency, in which case no notice shall be required and no limitation as to time for entry shall be applicable). Landlord shall also take reasonable measures to minimize interference with Tenant's operations, shall maintain adequate liability insurance during any such entry, and shall repair any damage to the Premises directly caused by Landlord.


            [Signatures of Landlord and Tenant Follow on Next Pages]

           IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first above written.

                                   NL VENTURES IV CENTURION, L.P.
Date: June 30, 2004
                                        By: NL Ventures IV Centurion Management,
                                        L.L.C., its sole General Partner

                                        By: /s/ Peter S. Carlsen
                                           -------------------------------------
                                        Name:   Peter S. Carlsen
                                        Title:  President

           IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed as of the date first above written.

                                  TENANT:

                                  SUPERSTOCK, INC., a Florida corporation
Date: June 30, 2004


                                  By: /s/ Haim Ariav
                                      -----------------------------------------
                                  Name:   Haim Ariav
                                       ----------------------------------------
                                  Title:  President and Chief Operating Officer
                                        ---------------------------------------

                                    EXHIBIT A

                                LEGAL DESCRIPTION


A portion of Section 13, Township 3 South, Range 27 East, Duval County, Florida, together with a portion of Tract B, Deerwood Park South, as recorded in Plat Book 49, Pages 29 and 29A of the Current Public Records of Duval County,
Florida, all being more particularly described as follows: For a point of beginning, commence at the northerly most corner of said Tract B; thence north 44(degree)57'50" east, along the southeasterly right of way line of Centurion Court (a variable width right of way as now established), a distance of 54.36 feet to the point of curvature of a curve to the left, said curve being concave to the northwest, having a radius of 150.00 feet and a central angle of 35(degree)15'55"; thence northeasterly, along said southeasterly right of way line and around the arc of said curve, a distance of 92.32 feet, said arc being subtended by a chord which bears north 27(degree)19'52" east, a distance of
90.87  feet  to the  point  of  reverse  curvature  of a  curve  concave  to the southeast, having a radius of 30.00 feet and a central angle of 89(degree)57'36"; thence northeasterly, around the arc of said curve, a distance of 47.10 feet to its point of tangency with the southerly right of way line of Centurion Parkway, as now established for a width of 100 feet, said arc being subtended by a chord which bears north 54(degree)40'43" east, a distance of
42.41 feet; thence along said southerly right of way line of Centurion Parkway and around the arc of a curve lying concave to the northeast, having a radius of
765.00  feet and a central  angle of  10(degree)22'01",  for an arc  distance of
138.42 feet to the point of tangency of said curve, said arc being subtended by a chord which bears south 85(degree)31'30" east, a distance of 138.23 feet; thence on a tangent bearing of north 89(degree)17'30" east, along said southerly right of way line and along the easterly prolongation thereof, for a distance of
116.05  feet;  thence  south  00(degree)42'30"  east, a distance of 171.73 feet;
thence north 89(degree)17'30" east, a distance of 4.61 feet; thence south 08(degree)29'56" west, a distance of 62.94 feet; thence south 46(degree)39'35" west, a distance of 188.30 feet; thence south 45(degree)02'10" east, a distance of 75.13 feet to the easterly most corner of said Tract B; thence south 48(degree)10'44" west along the southeasterly line of said Tract B, a distance of 182.85 feet; thence south 89(degree)17'30" west, a distance of 225.97 feet; thence north 45(degree)02'10" west, a distance of 230.72 feet to said southeasterly right of way line of Centurion Court; thence north 44(degree)57'50" east along said southeasterly right of way line, a distance of
344.21 feet to the point of beginning; being the same lands described as Exhibits A and C in Official Records Volume 8576, Page 1908.

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS


1. Zoning regulations and ordinances which are not violated by the existing structures or present use thereof.

2.       The following:

         a. Notice of Development Order recorded in Official Records Book 6408, page 118; as modified by Restatement of the Protective Covenants of Deerwood Park recorded in Official Records Book 6575, page 2276 (which Restatement completely restates and amends certain protective covenants recorded in Official Records Book 6087, page 1669 of the current public records of Duval County, Florida); as amended by Supplement to Protective Covenants recorded in Official Records Book 6575, page 2305 and Designation of Successor Developer recorded in Official Records Book 6575, page 2312, as also modified by Allocations of Development Rights recorded in Official Records Book 6575, page 2315, and in Official Records Book 6576, page 2376, and in Official Records Book 6863, page 543, and in Official Records Book 7029, page 1243, and in Official Records Book 7068, page 1896, and in Official Records Book 7068, page 1908 and in Official Records Book 7350, page 122, and in Official Records Book 7362, page 750, and in Official Records Book 7458, page 1990, and in Official Records Book 7653, page 1383, and in Official Records Book 7852, page 673, and in Official Records Book 8032, page 1204, and in Official Records Book 8085, page 1997, and in Official Records Book 8184, page 2096, which Allocations have been modified by Official Records Book 7588, page 1639, and in Official Records Book 7653, page 1358, and modified by First Amendment to Supplement to Protective Covenants recorded in Official Records Book 6863, page 539, and further modified by First Declaration of Conversion recorded in Official Records Book 6863, page 541, and Second Declaration of Conversion of Development Rights recorded in Official Records Book 7362, page 730, and by Third Declaration of Conversion recorded in Official Records Book 7653, page 1362, and Fourth Declaration of Conversion recorded in Official Records Book 8032, page 1194, and further modified by Variation to Building Site Requirements recorded in Official Records Book 7012, page 1849 and modified by Approval of Plans in Official Records Book 7343, page 254, and further modified by First Amendment to Restatement of Protective Covenants recorded in Official Records Book 7362, page 739, and further amended by Amendment No. 1 to Lake Easement Agreement, et al., recorded in Official Records Book 7029, page 1224, as modified by Seventeenth Allocation of Development Rights - Deerwood Park recorded in Official Records Book 8576, page 1916, and further modified by Consent and Grant to User recorded in Official Records Book 7448, page 768 and modified by Option Agreement recorded in Official Records Book 7653, page 1390, all of the current public records of Duval County, Florida (deleting therefrom any restrictions indicating any preference, limitation or discrimination based on race, color, religion, sex, handicap, familial status or national origin).

         b. Restrictive Covenant regarding the Development Order set forth under
         Item 2 of Exhibit B in that certain Special Warranty Deed dated March 20, 1997 and recorded in Official Records Book 8576, page 1908 of the current public records of Duval County, Florida.

         c. Grant of Easement from Southside Utilities, Inc. to Southern Bell Telephone and Telegraph Company recorded in Official Records Book 6897, page 781, of the current public records of Duval County, Florida.

         d. Grant of Easement from Southside Utilities, Inc. to Jacksonville Electric Authority recorded in Official Records Book 6936, page 339, of the current public records of Duval County, Florida.

         e. Easement between G.L. National, Inc. and Southside Utilities, Inc. and Jacksonville Electric Authority, recorded in Official Records Book 6936, page 346, of the current public records of Duval County, Florida.

         f. Grant of Easement from Southside Utilities, Inc. to Southside Utilities, Inc. recorded in Official Records Book 6971, page 1120, of the current public records of Duval County, Florida.

         g. Declaration of Easement (for stormwater drainage), recorded in Official Records Book 7362, page 762 and modified by Relocation of Easement recorded in Official Records book 7627, page 1261, of the current public records of Duval County, Florida.

         h. Reservations of Easements as reserved in that certain Warranty Deed dated November 16, 1992 and recorded in Official Records Book 7458, page 1978, of the current public records of Duval County, Florida.

         i. Easement granted in favor of City of Jacksonville recorded in Official Records Book 7643, page 2365, of the current public records of Duval County, Florida.

         j. Adoption and Dedication as shown on the plat of Deerwood Park South, recorded in Plat Book 49, pages 29 and 29A of the current public records of Duval County, Florida.

         k. The following matters as shown on the Plat of Deerwood Park South:

                  (1) A 7.5 by 30-foot JEA easement along a northerly portion of the front property line.

                  (2) A 10 by 20-foot JEA easement along a northerly portion of the front property line.

                                     EXHIBIT C

                                BASIC RENT SCHEDULE


                                    INTERIM TERM


                              June 30, 2004 $2,083.00


                              PRIMARY TERM (PER MONTH)


                                 Year  1 $62,500.00
                                 Year  2 $63,750.00
                                 Year  3 $65,025.00
                                 Year  4 $66,326.00
                                 Year  5 $67,652.00
                                 Year  6 $69,343.00
                                 Year  7 $71,077.00
                                 Year  8 $72,854.00
                                 Year  9 $74,675.00
                                 Year 10 $76,542.00
                                 Year 11 $78,456.00
                                 Year 12 $80,417.00
                                 Year 13 $82,428.00
                                 Year 14 $84,488.00
                                 Year 15 $86,600.00
                                 Year 16 $88,765.00
                                 Year 17 $90,984.00
                                 Year 18 $93,259.00
                                 Year 19 $95,590.00
                                 Year 20 $97,980.00

                          FIRST EXTENDED TERM (PER MONTH)


                                Year 21 $100,430.00
                                Year 22 $102,941.00
                                Year 23 $105,514.00
                                Year 24 $108,152.00
                                Year 25 $110,856.00


                          SECOND EXTENDED TERM (PER MONTH)


                                Year 26 $113,627.00
                                Year 27 $116,468.00
                                Year 28 $119,379.00
                                Year 29 $122,364.00
                                Year 30 $125,423.00

                                    EXHIBIT D

                               SEVERABLE PROPERTY


           All apparatus, personal property, trade fixtures, inventory, equipment, machinery, fittings, furniture, furnishings, chattel, materials and supplies located on and used in, or related to Tenant's business, including, but not limited to, mainframe computers, kitchen equipment and telephone and similar systems and articles of personal property of every kind and nature whatsoever, and any additions, replacements, accessions and substitutions thereto or therefor, and all proceeds of all of the foregoing.

                                    EXHIBIT E

                                GUARANTY OF LEASE

           THIS GUARANTY OF LEASE ("Guaranty") is made and given effective as of _______________, by _______________________ ("Guarantor").


                                    RECITALS

           A. NL Ventures _____________________, L.P., a Texas limited partnership ("Landlord"), proposes to purchase real property located in _____________________, being more particularly described in Exhibit A attached hereto and made a part hereof for all purposes, together with all improvements thereon and all appurtenances thereto (collectively, the "Property") from ____________________________________ ("Tenant"), and to immediately lease the
Property back to Tenant pursuant to that certain Lease Agreement dated of even date herewith by and between Landlord and Tenant (the "Lease"), to which reference is here made for all of the terms and provisions thereof.

           B. Landlord is unwilling to purchase the Property or enter into the Lease with Tenant unless Guarantor executes and delivers to Landlord this Guaranty; therefore, Guarantor executes and delivers this Guaranty to Landlord in order to induce Landlord to purchase the Property and to enter into the Lease with Tenant.

           C. Guarantor has received a copy of the Lease, has examined the Lease and is familiar with all of the terms, covenants and provisions contained therein. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Lease.


                                   AGREEMENTS

           NOW, THEREFORE, in consideration of the foregoing and in further consideration of the sum of TEN and NO/100 DOLLARS ($10.00) paid to Guarantor, the receipt and sufficiency of which are hereby expressly acknowledged, and for other good and valuable consideration, Guarantor hereby agrees with Landlord as follows:

1. Guarantor unconditionally guarantees the payment of all sums, costs, expenses, charges, payments and deposits (including sums payable as damages upon a default under the Lease) which are at any time payable by Tenant under the Lease in accordance with the Lease, and the performance of each covenant and condition of the Lease to be performed or observed by Tenant (all of the foregoing are sometimes herein collectively referred to as the "Guaranteed Obligations").

2. This Guaranty is an unconditional, irrevocable and absolute guarantee of payment and performance. If for any reason any provision of the Lease shall not be faithfully performed or observed by Tenant as required thereby, or if the rental or any other sums, costs, expenses, charges, payments or deposits, or any part thereof, payable under the Lease shall not be paid when due in accordance with the provisions of the Lease, subject to any applicable notice, grace and cure periods, Guarantor will promptly perform or observe, or cause the performance or observance of each such provision, and will immediately pay such rental or other sums, costs, expenses, charges, payments or deposits then due and payable to the entity entitled thereto pursuant to the provisions of the Lease. Guarantor also agrees to pay to such entity the costs and expenses of collecting any such rental or any other sum, cost, expense, charge, payment or deposit at any time payable by Tenant under the Lease. Landlord shall have the right to enforce this Guaranty regardless of the receipt by Landlord of additional security or the enforcement of any remedies against such security or the release of such security.

3. Anything in this Guaranty to the contrary notwithstanding, Guarantor shall not take any action, or cause or permit any person or entity to take any action, and Guarantor hereby irrevocably waives any and all rights which it may otherwise have at law or in equity, to enjoin, interfere with, restrict or limit, in any way whatsoever, any demand or any payment to Landlord under the Lease or this Guaranty.

4. Guarantor's obligations under this Guaranty shall in no way be affected or impaired by reason of the happening from time to time of any of the following with respect either to the Lease or to this Guaranty, even without notice to or the further consent of Guarantor:

           (a) the waiver by Landlord or its successors or assigns of the performance or observance by Tenant of any provision of the Lease;

           (b) the extension of the time for payment by Tenant of any rental or any sums, costs, expenses, charges, payments or deposits or any part thereof, owing or payable under the Lease, or of the time for performance by Tenant of any other obligations under or arising out of or on account of the Lease or any extension or renewal thereof;

           (c) the assignment, subletting or mortgaging or the purported assignment, subletting or mortgaging of all or part of Tenant's interest in the Lease, whether or not permitted by the Lease;

           (d) the modification or amendment (whether material or otherwise) of any obligation of Tenant as set forth in the Lease;

           (e) the taking or the omission of any actions referred to in the Lease;

           (f) the failure, omission or delay of Landlord to enforce, assert or exercise any right, power or remedy conferred on Landlord in the Lease or by law or any action on the part of Landlord granting indulgence or extension in any form;

           (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Tenant or any of its assets, or the disaffirmance of the Lease in any such proceeding;

           (h) the release of Tenant from performance or observance of any provision of the Lease by operation of law;

           (i) the receipt and acceptance by Landlord of notes, checks or other instruments for the payment of money made by Tenant, or any extensions or renewals thereof, except to the extent such payments reduce the Guaranteed Obligations; or

           (j) the renewal or extension of the term of the Lease.

5. Notice of acceptance of this Guaranty and any obligations or liabilities contracted or incurred by Tenant are all hereby waived by Guarantor.

6. This Guaranty shall be governed by and construed in accordance with the laws of the state in which the Property is located, and Guarantor hereby expressly waives any and all protections or rights afforded to it as a guarantor under Florida law.

7. This Guaranty may not be modified or amended except by written agreement executed by Guarantor with the consent in writing of Landlord and any attempted modification or amendment without such consent by Landlord shall be void and without force and effect.

8. No waiver by Landlord of the payment by Guarantor of any of its obligations contained in this Guaranty, nor any extension of time for the payment by Guarantor of any such obligations, shall affect or impair this Guaranty or constitute a waiver or relinquishment of any rights of Landlord hereunder for the future. No action brought under this Guaranty against Guarantor and on recovery had in pursuance thereof shall be any bar or defense to any further action or recovery which may be brought or had under this Guaranty by reason of any further default of Tenant.

9. All of the provisions of this Guaranty shall inure to the benefit of Landlord and its grantees, successors and assigns, and shall inure to the benefit of any future owner of the Property; and all of the provisions of this Guaranty shall be binding upon the Guarantor and its successors and assigns. Without limiting the generality of the foregoing, the provisions of this Guaranty shall inure to the benefit of and be enforceable by any mortgagee of Landlord which is the holder of a note secured by a lien on the Property and further secured by an assignment of leases which assigns all of Landlord's right, title and interest in and to the Lease. No attornment by Tenant in favor of any such mortgagee shall diminish any of Guarantor's obligations hereunder, and following any such attornment, Guarantor's obligations shall continue in full force and effect as if the mortgagee were the original Landlord pursuant to the Lease.

10. Until all obligations of every nature of Guarantor hereunder shall have been performed in full, Guarantor shall have no right of subrogation and waives any right to enforce any remedy which Landlord now has or may hereafter have against Tenant; and Guarantor waives any benefit of and any right to participate in any security now or hereafter held by Landlord.

           SECTION 9.24 NOTICES AND OTHER INSTRUMENTS. All notices, offers, consents and other instruments given pursuant to this Guaranty shall be in writing and shall be sufficient if sent by United States Registered or Certified Mail, Return Receipt Requested, postage prepaid, by recognized overnight delivery service, or by confirmed facsimile to the address or facsimile number of such party specified below, or to such other address or facsimile number as such party shall have designated by similar written notice; and such notice shall be deemed to have been given as of the first to occur of (i) actual receipt thereof as proven by the records of the U.S. Postal Service, the private courier delivering same, or facsimile delivery confirmation, or (ii) the expiration of three (3) days from the date postmarked on the envelope containing said notice.

           If to Landlord:            NL VENTURES IV CENTURION, L.P.
                                      c/o AIC Ventures
                                      8080 North Central Expwy - Suite 1080
                                      Dallas, TX 75206
                                      Attention:  Peter Carlsen
                                      Facsimile: (214) 363-4968

           With a copy to:            Fulbright & Jaworski L.L.P.
                                      300 Convent Street, Suite 2200
                                      San Antonio, Texas 78205
                                      Attention:  Heath D. Esterak
                                      Facsimile:  (210) 270-7205

             If to Guarantor, to:     a21, Inc.
                                      7660 Centurion Parkway
                                      Jacksonville, Florida 32256
                                      Attn:  Mr. Albert Pleus
                                      Facsimile (212) 898-9007

             with copy to:            Loeb & Loeb LLP
                                      345 Park Avenue
                                      New York, New York 10154

                                      Attn:  Lloyd Rothenberg
                                      Facsimile:  (212) 407-4990

                                      Attn:  Kenneth Freeman
                                      Facsimile:  (212) 407-4990

           Landlord and Guarantor each may from time to time specify, by giving 15 days' notice to each other party, (i) any other address in the United States as its address for purposes of this Lease and (ii) any other person or entity in the United States that is to receive copies of notices, offers, consents and other instruments hereunder.

11. The liability of Guarantor, in accordance with the other provisions of the Guaranty, is coextensive with that of Tenant and also joint and several, and action may be brought against Guarantor and carried to final judgment either with or without making Tenant a party thereto.

12. All of Landlord's rights and remedies under the Lease and under this Guaranty shall be distinct, separate and cumulative and no such right or remedy shall be exclusive of or a waiver of any of the others.

13. Guarantor will pay to Landlord all of Landlord's out-of-pocket expenses incurred in enforcing this Guaranty, including, but not limited to reasonable attorneys' fees.

14. The Recitals in this Guaranty are incorporated into this Guaranty for all purposes.

15. This Guaranty shall terminate,  never to be reinstated,  once Tenant attains
(i) an investment credit rating of BBB(-) or better, and (ii) a Tangible Net Worth (as defined in the Lease) equal to or greater than $20,000,000.00, as shown on Tenant's form 10-K or 10-Q, prepared in accordance with GAAP. If at any time Tenant is not a publicly traded company, then Tangible Net Worth shall be determined based on Tenant's most recent audited financial reports.


                      [Signature of Guarantor on Next Page]

           IN WITNESS WHEREOF, Guarantor has executed this Guaranty, as of the day and year first above written.

                                      GUARANTOR:



                                      ------------------------------------------


STATE OF                                ss.
         ----------------------
                                        ss.
COUNTY OF                               ss.
          ---------------------

           BEFORE ME, the undersigned authority, on this day personally appeared ___________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed

           GIVEN UNDER MY HAND AND SEAL OF OFFICE this the ________ day of ________________, 2004.


                                      ------------------------------------------
                                      Notary Public, State of
                                                              ------------------


                                      ------------------------------------------
                                      (Print Name of Notary)

                                      My Commission Expires:
                                                            --------------------

                                    EXHIBIT A

                              PROPERTY DESCRIPTION

                                    EXHIBIT B

                              PERMITTED EXCEPTIONS

                                    EXHIBIT C

                              INDEX OF DEFINITIONS